UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Annual Report

December 31, 2012

TABLE OF CONTENTS

3	Letter to Shareholders
6	Expense Example
7	Alternative Energy Fund
15	Asia Focus Fund
21	Asia Pacific Dividend Fund
27	China & Hong Kong Fund
33	Global Energy Fund
41	Global Innovators Fund
48	Inflation Managed Dividend FundTM
55	Renminbi Yuan & Bond Fund
62	Statements of Assets and Liabilities
64	Statements of Operations
66	Statements of Changes in Net Assets
69	Financial Highlights
77	Notes to Financial Statements
91	Report of Independent Registered Public Accounting Firm
92	Trustee and Officer Information
95	Privacy Notice
99	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

Judging by the performance of the global equity markets in 2012 it appears the world isn't going to end soon. We're not surprised; in fact, readers of these letters will note that we've been planning on continued improvement even during the worst of times. Yes, we know, the news always seem to be negative. But as we're fond of saying, there has never been a better time to be alive and the human condition has never been better. On a global basis, life expectancy has never been higher; same for per capita income, literacy rates, access to education, health care and, frankly, by any statistical measure life on this planet has never been better. Are there intractable and serious problems? Yes, of course there are. But that doesn't diminish the fact that the human condition has improved (and continues to improve) for the vast majority of world's seven billion.

One economic fact that may surprise: Despite the global economic crisis that continues to linger, global per capita gross domestic product (GDP) has nearly doubled since the turn of the century. (Source: CIA Factbook.) Your newspaper is more likely to report on the European debt crisis, the US budget crisis or other negative economic news on the global economy. It isn't that the negative news isn't true; it is. But the dramatic improvement in global per capita GDP happens incrementally over time. The media has a short news cycle and a decade plus trend, as inexorable as it clearly is, struggles to compete with the repeated bursts of big bad news. And, let's face it, negative news is generally more newsworthy than positive news. But in the end, it is extremely clear that the constant compounding of positivity handily beats the repeated bursts of negative news. We base that assessment on the facts we cite above, namely that humans are healthier, wealthier and wiser than at any point in history.

This brings us to the themes that form the foundation of the Guinness Atkinson Funds. Asia continues its remarkable economic advance. We know that the "Asia Miracle" has become a tired cliché for many, but the fact is that the economic progress over the last 30 years in Asia is unprecedented in human history. Innovation (and we don't just mean technological innovation) has been rapidly and persistently reshaping the global business environment and is one of the keys to the steady growth in per capita GDP. Global economic growth and the aforementioned growth in per capita GDP is increasing global energy demand which in turn, has been one of the factors spurring a shift to alternative energy. Regardless of the economic cycle we believe these themes will continue to reshape the planet and those investors that understand these themes could potentially position themselves for investment success.

Outlook for 2013

Given that the global economy is in a recovery mode (albeit a slow and fitful recovery to date), and given the interest rate environment and the large amounts of economic stimulus that has been provided, it is hard to see how higher interest rates and inflation are not headed our way. While the timing may be a bit difficult to forecast, it is our opinion that we will see a return of higher interest rates and inflation. We believe two Guinness Atkinson Funds may be well-positioned to deal with higher interest rates and inflation. The Renminbi Yuan & Bond Fund may do well should the US dollar decline relative to the Renminbi Yuan in an inflationary environment. The newest addition to the Guinness Atkinson Fund family, the Inflation Managed Dividend Fund, was designed to assist investors meet their long-term income needs and is specifically designed to mitigate the effect of inflationary environments with a focus on dividend growth. The Fund seeks to invest in high quality dividend paying stocks that we believe can grow their dividend at a rate greater than inflation. While dividend paying stocks may be negatively affected by rising interest rates over a short-term period, we believe the ability to grow the dividend should, over time, help combat both rising interest rates and inflation.

Fund Performance

The performance for the Guinness Atkinson Funds for 2012 was, broadly speaking, good. With the exception of the Alternative Energy Fund all of the Funds produced a positive total return. The leader among the Guinness Atkinson Funds for 2012 was the Asia Pacific Dividend Fund which produced a total return of 23.39%. The lone negative result for the year was posted by the Alternative Energy Fund which produced a negative total return of 15.20%. It is worth noting that despite the dismal returns for this Fund the Alternative Energy Fund finished the year with a spring in its step and has gotten off to a very good start early in 2013. Clearly this Fund has a long way to go to recover but the signs point to a recovery for the beleaguered sector.

The table below provides total return data for each of the Funds over the one, three, five, ten and from inception periods through December 31, 2012. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2012.

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-15.20%	-27.53%	-29.64%	—	-19.78%	1.81%
Asia Focus (April 29, 1996)	15.89%	2.72%	-2.99%	14.05%	3.42%	1.59%
Asia Pacific Dividend Fund (March 31, 2006)	23.48%	9.49%	0.87%	—	5.73%	3.26	% gross; 1.98% net†
China & Hong Kong (June 30, 1994)	14.42%	-1.46%	-3.43%	14.36%	7.75%	1.53%
Global Energy Fund (June 30, 2004)	3.53%	1.60%	-2.51%	—	12.16%	1.27%
Global Innovators Fund (December 15, 1998)	19.91%	9.46%	0.78%	9.69%	4.79%	1.42	% gross; 1.44% net*
Inflation Managed Dividend FundTM (March 30, 2012)	—	—	—	—	4.97%	0.92	% gross; 0.68% net†
Renminbi Yuan & Bond Fund (June 30, 2011)	3.88%	—	—	—	2.67%	0.92	% gross; 0.90% net†

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending December 31, 2012.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

†All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses at least through June 30, 2013. For the Inflation Managed Dividend FundTM, the advisor is contractually obligated to cap total expenses at least through March 31, 2015.

*Includes 0.02% of recaptured fees previously waived by the Advisor.

Expense ratios are from the most recent prospectus (dated May 1, 2012) and are from the most recent audited financials (period ending December 31, 2011) at the time that prospectus was completed.

Our investment team has provided a detailed commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial results. Below you'll find Morningstar ratings data for the Fund range.

As usual, we appreciate the confidence you have placed in us and our management team and look forward to what will hopefully be a great 2013.

Sincerely,

Timothy Guinness	James Atkinson

Morningstar Ratings (based on Morningstar risk-adjusted returns)

Below is a table listing the Morningstar star ratings as of December 31, 2012 for the six Guinness Atkinson Funds that have at least a three year history. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall		3-year		5-year		10-year
Alternative Energy	Equity Energy	1	*	1	*	1	*
Fund		(78	funds)	(78	funds)	(69	funds)	N/A
Asia Focus	Pacific/Asia	2	**	2	**	2	**	2	**
Fund	Ex-Japan Stk	(51	funds)	(51	funds)	(37	funds)	(30	funds)
Asia Pacific Dividend	Pacific/Asia	3	***	4	****	3	***
Fund	Ex-Japan Stk	(51	funds)	(51	funds)	(37	funds)	N/A
China & Hong Kong	China Region	3	***	2	**	2	**	3	***
Fund		(81	funds)	(81	funds)	(60	funds)	(24	funds)
Global Energy	Equity Energy	3	***	2	**	3	***
Fund		(78	funds)	(78	funds)	(69	funds)	N/A
Global Innovators	Large Growth	3	***	3	***	2	**	4	****
Fund		(1,503	funds)	(1,503	funds)	(1,301	funds)	(863	funds)

©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments focused on the energy sector may be exposed to greater risk than an investments diversified among various sectors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (07/01/12 to 12/31/12)	Expense Ratios During Period* (07/01/12 to 12/31/12)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,014.90	$10.03	1.98%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03	1.98%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,178.10	$9.25	1.69%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.57	1.69%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,159.50	$10.75	1.98%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,110.40	$8.01	1.51%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.66	1.51%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,098.20	$7.23	1.37%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.95	1.37%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,089.10	$8.09	1.54%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.81	1.54%
Guinness Atkinson Inflation Managed Dividend Fund Actual	$1,000.00	$1,071.80	$3.54	0.68%†
Guinness Atkinson Inflation Managed Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.46	0.68%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,036.30	$4.61	0.90%
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND

1.  Performance

AVERAGE ANNUALISED TOTAL RETURNS

	1 Year (actual)	3 years	5 Years	Since Inception (March 31, 2006)
Fund	-15.20%	-27.53%	-29.64	-19.78%
Benchmark indices
Wilderhill New Energy Global Innovation Index	-4.23%	-20.67%	-22.57%	-10.42%
Wilderhill Clean Energy Index	-17.58%	-26.99%	-31.37%	-21.50%
MSCI World Index	16.60%	7.59%	-0.55%	2.82%

The Fund's gross expense ratio is 1.81% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and in the absence of these limitations total returns would have been lower.

The Guinness Atkinson Alternative Energy Fund was down -15.20% in 2012. This compared to a fall in the Wilderhill New Energy Global Innovation Index of -4.23% and in the Wilderhill Clean Energy Index of -17.58%. The Fund underperformed the Wilderhill New Energy Global Innovation Index as this index has little solar exposure compared to the Fund. The sector has not recovered with broad markets as shown by the underperformance versus the MSCI World Index.

As in a number of previous years, the first quarter saw strong performance but this tailed off for the rest of the year. The Fund's performance turned in November to end the year well up from its low.

The portfolios efficiency stocks were the best performing subsector, with strong performances from Canada Lithium, Good Energy, Elster and Itron. Canada Lithium and Good Energy were acquired during the year and the performance partly reflected the Fund taking advantage of discounted share issuance by the company. Elster was acquired by Melrose Industrials. Powerone, Boralex and Ormat Technologies all further contributed. The portfolios solar and wind stocks were the main source of underperformance. The worst solar performers were STR Holdings, LDK Solar, SMA Solar and the worst wind performers were Greentech, Theolia and Vestas. They hydro holdings also underperformed.

The main reasons that alternative energy has underperformed versus global equities are that the alternative energy sector currently faces the headwinds of falling subsidies and lower availability of finance for alternative energy projects. Importantly, we believe the long term drivers for alternative energy remain broadly intact and the prices of stocks in the sector reflect the challenges the sector faces.

ALTERNATIVE ENERGY FUND

2.  Portfolio

Sector	% of Assets
Solar	26.76%
Wind	49.38%
Efficiency	15.15%
Geothermal	3.26%
Hydro	5.24%
Biomass Energy	0.00%
Cash	0.21%
100.00%
Domicile*	% of Assets
Europe	36.60%
North America	31.57%
Asia	29.54%
Latin America	2.08%
Australasia	0.00%
Cash	0.21%
100.00%

*  region is as per company domicile.

The Fund uses a structure of 30 equally weighted holdings.

The portfolio is focused in the wind and solar sectors, with 26.76% in solar and 49.38% in Wind. We believe these sectors have the best long-term growth potential of the alternative energy space.

Within the solar sector, most of our holdings have Asian manufacturing capabilities as this is essential for a competitive cost structure today. Further solar holdings are in leading installers with good exposure to the end market volume growth and we hold two companies that manufacture inverters.

For our wind exposure we are invested in both turbine manufacturers and wind farm developers.

Further investments are in hydroelectric power producers in Europe and Latin America, a geothermal energy company, a ground source heat company and a lithium mining company.

The Fund has 36.61% of its holdings in companies domiciled in Europe, reflecting the more mature European industry. North America accounts for 31.57% of the Fund. The Fund's 31.62% of emerging markets holdings is principally in Asia, with our investments in Chinese companies making up 29.54% of the Fund.

Mkt Cap $m	Positions	% of Assets
>1000	9	28.21%
500-1000	6	18.26%
250-500	6	18.75%
100-250	8	25.83%
50-100	—	0.00%
<50	4	8.74%

ALTERNATIVE ENERGY FUND

Position size	Positions	% of Assets
Full	30	97.50%
Half	0	0.00%
Research	3	2.29%

The liquidity of The Fund is good, with 28.21% of The Fund in companies with a market capitalization over US$1,000 million. The Fund now has 30 full units and 3 research holdings.

3.  Activity

The Fund acquired new positions in Canada Lithium and Good Energy Group plc. Canada Lithium is a lithium mining company that supports the global lithium battery industry. Good Energy Group is a renewables utility with wind generation assets and a customer base in the UK.

The Fund sold its holdings in Elster which was acquired by Melrose Industrials.

4.  Outlook

The outlook for 2013 remains challenging from a macroeconomic perspective and visibility on 2013 earnings for most companies is limited. However, this is offset by stock prices that reflect the uncertainty and the negative investor sentiment for the sector.

Longer term, the investment case is still intact but there are grounds for near term caution. Reviewing the drivers of energy security, rising fossil fuel prices and environmental concerns (including climate change) we see specific challenges for each.

Energy security is an important driver for promotion of alternative energy. However, increasing oil and gas production in the US is moving the country closer towards a notional energy independence. However, even if the US produces as much oil as is consumed domestically, its energy security is still impacted by events in oil producing nations. Instability in the Middle east will continue to be a concern for the US notwithstanding increased fossil fuel production. On the natural gas side, we think that once liquefied natural gas (LNG) exports from the US commence in 2015, we will move closer to a global gas market which is likely to lead to higher US natural gas prices.

Given the experience of the US in increasing oil and gas supply and the many announcements of new oil and gas discoveries, there is an implication that supply is not a long term concern. However, the discoveries are more than offset by increasing emerging markets demand and declines in production in existing fields. Ultimately fossil fuels are a finite resource, nothwithstanding that at higher prices we will find new ways to produce them.

The environmental case for moving to alternative energy remains fully intact, but there is a lower political will towards addressing climate change as witnessed by the Republican position in the US. However, the visible increasing numbers of "extreme" weather events underpins popular support for alternative energy and we expect policy support to continue globally albeit focused on the least expensive solutions.

We believe the long term outlook for the alternative energy sector remains positive and continues to improve as costs of alternative energy technologies become more competitive and global demand for energy continues to rise, pushing fossil fuel prices higher.

Edward Guinness

The Fund invests in foreign securities, which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors. Should the prices of energy (oil, gas, electricity) or alternative energy decline, this would likely have a negative affect on the Fund's holdings. Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign or emerging markets. Specific risks include the risk of expropriation of assets and higher volatility among other risks.

ALTERNATIVE ENERGY FUND

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar-weighted index of publicly traded companies that are active in renewable and low-carbon energy, and that stand to benefit from responses to climate change and energy security concerns. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S. Europe, Canada, Australia, New Zealand, and the Far East. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2012

One Year	Five Year	Since Inception (03/31/06)
-15.20%	-29.64%	-19.78%

*Inception date 03/31/06.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Wilderhill New Energy Global Innovations Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	7.8%
% of Stocks in Top 10:	43.0%

Fund Managers:

Edward Guinness
Matthew Page
Top 10 Holdings (% of net assets)		Sector Breakdown (% of net assets)
Canada Lithium Corp.	6.7%	Wind	49.5%
Good Energy Group PLC	6.5%	Solar	26.8%
China Longyuan Power Group Corp. - H Shares	4.1%	Efficiency	15.2%
China Suntien Green Energy Corp. Ltd. - H Shares	4.0%	Hydro	5.3%
Boralex, Inc. - Class A	3.9%	Geothermal	3.3%
Enel Green Power SpA	3.8%
Acciona, S.A.	3.6%
Power-One Inc.	3.6%
SunPower Corp.	3.5%
Theolia SA	3.3%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 100.1%	Value
Efficiency: 15.2%
146,000	Applied Intellectual Capital Ltd.*†^	$—
1,310,000	Canada Lithium Corp.	869,207
760,987	Carmanah Technologies Corp.*	206,561
9,000	Itron, Inc.*	400,950
2,306,792	Thermal Energy International, Inc.*	92,763
28,400	WaterFurnace Renewable Energy Inc	412,281
		1,981,762
Geothermal: 3.3%
22,119	Ormat Technologies, Inc.	426,454
Hydro: 5.3%
25,066	Cia Energetica de Minas Gerais ADR	272,217
16,700	Verbund AG	413,532
		685,749
Solar: 26.8%
85,700	JA Solar Holdings Co., Ltd.*	365,939
155,800	LDK Solar Co., Ltd. - ADR*	224,352
113,000	Power-One Inc.*	464,227
252,000	Renesola Ltd. - ADR*	388,080
10,560	SMA Solar Technology AG	265,564
114,200	STR Holdings, Inc.*	287,784
81,205	SunPower Corp. - Class B*	456,372
247,291	Suntech Power Holdings Co., Ltd. - ADR*	378,355
80,500	Trina Solar Ltd. - ADR*	349,370
136,500	Yingli Green Energy Holding Co., Ltd. - ADR*	320,775
		3,500,818
Wind: 49.5%
6,200	Acciona S.A.	470,161
55,627	Boralex Inc. - Class A*	512,818
2,946,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares*	377,588
763,000	China Longyuan Power Group Corp. - H Shares	535,987
2,356,000	China Suntien Green Energy Corp. Ltd. - H Shares	518,199
75,400	EDP Renovaveis SA*	402,083
264,600	Enel Green Power SpA	494,868
156,831	Gamesa Corporation Tecnologica S.A.	346,958
332,941	Good Energy Group PLC	843,724
221,100	Greentech Energy Systems*	396,975
2,264,000	Huaneng Renewables Corp. Ltd. - H Shares*	408,210
108,400	Nordex SE*	428,008
245,708	Theolia SA*	435,091
51,315	Vestas Wind Systems A/S*	290,939
		6,461,609
	Total Common Stocks (cost $31,039,852)	13,056,392

The accompanying notes are an integral part of these financial statements.

Value
Total Investments in Securities (cost $ $31,039,852): 100.1%	$13,056,392
Liabilities in Excess of Other Assets: (0.1%)	(15,889)
Net Assets: 100.0%	$13,040,503

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.0% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended December 31, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	15.89%	2.72%	-2.99%	14.05%
Benchmark Index:
MSCI AC Far East Free Ex Japan Index	22.06%	7.56%	0.85%	14.42%
S&P 500 Index	15.99%	10.86%	1.66%	7.09%

The Fund's gross expense ratio is 1.59% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund ended the year up 15.89%, with a strong period of performance from the beginning of August through to the end of the year compared to a return of 22.06% for the benchmark, the MSCI AC Far East Free Ex Japan Index. There is still ground to be made up, however.

The performance of cyclical stocks, especially those in the Energy, Materials and Industrials sectors, were the main drivers of overall Fund performance. In the first part of the year markets were concerned about slowing Chinese growth and fears, exacerbated by weakness in the developed world, that Chinese exports might sharply contract. This did not happen. Tighter policies designed to counteract the inflationary effects of the 2009/10 credit expansion remained in place for longer than expected as the political transition in China encountered unexpected turbulence in the middle of the year. By August, however, there were signs of monetary loosening and a number of new investment projects were given formal approval to proceed. By the end September the Renminbi resumed its appreciation against the US Dollar.

While Chinese stocks languished in the first half of the year, money moved to South-East Asia, where Singapore, Thailand and the Philippines all had a particularly good year. In Singapore, economic growth slowed given its high exposure to trade, but in spite of this, the stock market did well. Earnings forecasts for 2012 stayed largely unchanged in contrast to most other countries, which were supported by material upgrades to bank sector earnings forecasts. Thailand's economy rebounded from the widespread damage cause by flooding in late 2011 and the stock market rallied strongly on the back of it. The Philippines too saw a strong performance as economic growth picked up and national finances were such as to warrant an upgrade to its sovereign debt investment rating, with S&P raising the rating to a nine-year high of B+ in July, and Moody's following suit in October to Ba1.

Indonesia and Malaysia were relatively weaker performers. The Indonesian market has performed well over the past few years, but 2012 saw more modest returns and a weaker exchange rate against the U.S. dollar. After a number of years of strong economic growth, inflationary pressures have risen, as have political concerns, now that the popular president SB Yudhoyono is nearing the end of his term and cannot seek re-election.

The past year has seen political developments assume much greater significance than in prior years, as sovereign debt and budget issues persisted in Europe and the U.S. By the end of the year, however, (right at the end, in the case of the U.S.) the immediacy of the problems had retreated. In Asia, there was a change in China's leadership, and also new governments in Japan and South Korea. All three have emphasized their focus on domestic economic growth and stimulus. Discussion about reflation efforts in

ASIA FOCUS FUND

Japan have perhaps been the most eye-catching, since they represent a significant change. This has been reflected in strong Japanese stock market performance (in yen terms) and a significant weakening of the yen against the U.S. dollar.

2.  Portfolio Position

The position of the Fund at the year-end remains largely unchanged, with overweight positions in China/Hong Kong and Thailand, and underweight in South Korea, Singapore and Taiwan. On a sector basis, the focus has been on Energy and Materials at the expense of banks, insurance, real estate and Consumer Staples. The portfolio also has been overweight in technology, with the bulk of this concentrated the consumer-related segments of tablet computers and smartphones.

3.  Outlook

We see a better likelihood for stronger economic growth to come from Asia in the coming year. In part, this is based on an expectation of a continued cyclical recovery in developed markets, which, although not expected to drive growth through an export rebound, is at least likely to be supportive. Efforts to support domestic growth in China and South Korea also are positive in our view. Elsewhere, there are upcoming elections in Malaysia and Indonesia that may result in some pre-election giveaways. This should not, however, detract from the fact that there is a marked increase in investment which appears to be already underway.

Malaysia's economic transformation plan is designed to push it into becoming a high-income country. The Plan was begun three years ago and calls for significant new investment in sectors such as not only agribusiness, technology, oil & gas, but also in infrastructure and education. Efforts to develop southern Malaysia into an economic hinterland with Singapore, much the same as Shenzhen does for Hong Kong could benefit both Malaysia and Singapore. Progress clearly is being made, and Malaysian economic growth looks like it has the potential to sustain the 5% growth rate that surprised the market in 2012.

The Asian domestic investment story is not just confined to Malaysia. Investment in Indonesia is sorely needed and has increased, directed not only at mining, but also at power, transportation, communications, motor vehicles and agriculture. Furthermore, if the new governments of South Korea and Japan are to deliver on their election promises, further stimulus and reflation policies can be expected there too.

Asian currencies were strong in 2012 and it seems likely they will remain so in 2013. Emerging markets is still an attractive asset class and there is also some mild inflation, which at current levels suggests decent underlying economic activity and would also likely be supportive of stronger local currencies. The weakness of the yen is the major standout, with Taiwan and South Korea as the two countries most vulnerable to this weakness, given their export competition. A cyclical recovery in world trade, however, which is forecast by the World Trade Organization to grow 4.5% in 2013, combined with increasing sales into emerging markets, may offset some of the currency effect.

Edmund Harriss  James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GUINNESS ATKINSON ASIA FOCUS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2012

One Year	Five Year	Ten Year
15.89%	-2.99%	14.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	10.9%
% of Stocks in Top 10:	41.3%

Fund Managers:

Edmund Harriss
James Weir
Top 10 Holdings (% of net assets)
Samsung Electronics Co. Ltd.	6.4%	Glow Energy PCL/Foreign	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.6%	PetroChina Co. Ltd. - H Shares	3.3%
DiGi.Com Bhd	5.3%	Jiangxi Copper Co. Ltd. - H Shares	3.3%
Kunlun Energy Co., Ltd.	4.2%	China Shenhua Energy Co. Ltd. - H Shares	3.2%
Weichai Power Co. Ltd. - H Shares	3.4%	CNOOC Ltd	3.2%
Sector Breakdown (% of net assets)
Oil Company - Exploration & Production	10.0%	Commercial Banks	2.6%
Coal	9.0%	Engineering/R&D Services	2.5%
Semiconductor Components - Integrated Circuits	8.8%	Chemicals - Other	2.3%
Auto/Truck Parts & Equipment	6.4%	Auto-Cars/Light Trucks	2.3%
Electronic Components - Semiconductor	6.4%	Exchange Traded Funds	2.2%
Electric - Generation	6.0%	Building Products - Air&Heating	2.2%
Oil Company - Integrated	5.8%	Casino Hotels	2.1%
Telecommunication Services	5.3%	Steel - Producers	1.8%
Metal - Copper	3.3%	Web Portals/ISP	1.8%
Real Estate Operations/Development	3.1%	Power Converson/Supply Equipment	1.7%
Cellular Telecommunications	2.9%	Public Thoroughfares	1.3%
Computers	2.7%	Non-Ferrous Metals	0.9%
Electronic Components - Miscellaneous	2.7%	Machinery	0.4%
Building & Construction Products	2.6%	Metal Processors & Fabricators	0.0%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 99.1%	Value
China: 35.1%
263,000	Anhui Conch Cement Co Ltd - H Shares	$978,515
1,671,000	China Liansu Group Holdings Ltd	1,165,380
321,000	China Shenhua Energy Co., Ltd. - H Shares	1,432,084
645,000	CNOOC Ltd	1,416,263
1,209,900	db x-trackers - CSI300 INDEX ETF - 2D	980,839
382,000	Dongfang Electric Corp. Ltd. - H Shares	785,302
145,950	Inner Mongolia Yitai - B Shares	832,547
550,000	Jiangxi Copper Co., Ltd. - H Shares	1,478,501
1,030,000	PetroChina Co., Ltd. - H Shares	1,479,385
1,492,000	Shenzhen Expressway Co., Ltd. - H Shares	579,911
1,694,000	Soho China, Ltd.	1,372,822
16,650	Sohu.com Inc.*	788,211
336,000	Weichai Power Co., Ltd. - H Shares	1,525,777
544,800	Yanzhou Coal Mining Co., Ltd. - H Shares	920,076
		15,735,613
Hong Kong: 14.5%
618,000	Chen Hsong Holdings	188,024
110,500	China Mobile Ltd.	1,294,381
240,000	Galaxy Entertainment Group Ltd	957,325
109,266	HSBC Holdings PLC	1,159,938
286,000	Kingboard Chemical Holdings Ltd.	1,029,761
904,000	Kunlun Energy Co., Ltd.	1,897,783
		6,527,212
Indonesia: 2.9%
198,000	Indo Tambangraya Megah PT	854,890
1,747,000	Vale Indonesia Tbk	428,622
		1,283,512
Malaysia: 7.6%
1,375,000	DiGi.Com Bhd	2,380,457
262,000	UMW Holdings Bhd	1,022,982
		3,403,439
South Korea: 13.8%
4,962	Hyundai Mobis	1,345,827
2,525	POSCO	825,597
2,010	Samsung Electronics Co., Ltd.	2,876,764
7,373	Samsung Engineering Co., Ltd.	1,149,037
		6,197,225

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.1% (Continued)	Value
Taiwan: 14.1%
108,000	Asustek Computer Inc.	$1,219,509
343,000	Novatek Microelectronics Corp. Ltd.	1,408,410
2	Shin Zu Shing Co., Ltd.	6
750,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,510,184
67,000	TPK Holding Co. Ltd.	1,196,693
		6,334,802
Thailand: 11.1%
234,500	Electricity Generating PCL/Foreign	1,159,007
595,000	Glow Energy PCL/Foreign	1,511,319
216,198	PTT Exploration & Production PCL/Foreign	1,165,105
103,700	PTT PCL/Foreign	1,130,746
		4,966,177
	Total Common Stocks (cost $32,224,702)	44,447,980
	Total Investments in Securities (cost $32,224,702): 99.1%	44,447,980
	Other Assets less Liabilities: 0.9%	405,441
	Net Assets: 100.0%	$44,853,421

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended December 31, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Year	5 Year	Since Launch (March 31, 2006)
Fund	23.48%	9.49%	0.87%	5.74%
Benchmark Index:
MSCI Pacific Ex Japan Index	22.72%	8.08%	1.60%	9.13%
S&P 500 Index	15.99%	10.86%	1.66%	3.63%

The Fund's gross expense ratio is 3.26% and net expense ratio is 1.98% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

2012 was a decent year for the Fund, which finished up 23.48%, 0.76% ahead of its benchmark, the MSCI Pacific Ex Japan Index, which returned 22.72%. Over the longer term, the Fund is now ahead of the benchmark for three years, although it remains behind over five and since inception time periods. This has been a good year for Asian equities, and a good year for the dividend-producing stocks favoured by our strategy, as they tend to have relatively defensive cash flows.

The first half of the year was dominated by fears over a slowdown in Chinese growth, with concerns that excessive tightening in the property market had done permanent damage to China's economy. Decent economic growth in China in the second half of the year demonstrated that the government appeared to have successfully engineered a 'soft landing' for growth, and a sharp contraction of activity was not in progress. It is becoming clear, however, that part of the slowdown in China's growth this year was structural, rather than just cyclical, and the hyper-growth period of double digit annual gross domestic product (GDP) growth for the economy is likely coming to an end.

There are also fears that China's growth is facing a 'middle income trap' and that it will not be able to keep growing its per capita GDP. We believe that, while there is some danger of this, the available evidence suggests to us that the government's medium term target of 7-8% real GDP growth per annum is achievable. A new administration came to power in China in October 2012, and this was a catalyst for improved performance in Chinese equities, and helped to spread confidence across the region.

The economies of South East Asia performed well in 2012, and some of the smaller countries, such as the Philippines and Thailand, were the best-performing Asian equity markets over the period. The growth in these economies is founded on material improvements in household incomes as a result of better employment prospects. The governments of these countries have helped create the conditions for recovery by leading crackdowns on corruption in business and public life, and creating a degree of stability based on genuine political mandates. The improvements have been recognised by international investors, both through the equity market and through inflows to sovereign debt markets, which help lower borrowing costs for governments in these countries.

ASIA PACIFIC DIVIDEND FUND

2.  Portfolio Position

In our view, China remains central to economic activity in Asia, and this is reflected in an overweight position in the portfolio in China and Hong Kong. Although Chinese growth has slowed in recent quarters, the growth in middle-class households there continues, and this theme has the potential to re-shape the Chinese economy. The new Chinese administration seems to recognise this, and has highlighted urbanisation is its key message for economic development. This is of benefit not only to direct consumption stocks, but also to indirect beneficiaries, such as those involved in construction and infrastructure, given that a home is often an early purchase for a household with improved incomes. The Fund is overweight in Energy, as a direct proxy for Asia growth, and in Information Technology, particularly those firms that can benefit from domestic Asian growth.

The Fund also has a significant relative weighting in Thailand, which saw a strong year of economic activity in 2012, and still looks to offer reasonable value. Thailand's growth has helped it achieve full employment, with the availability of labour now a serious issue for many employers. Firms in Thailand have a good propensity to pay dividends, as this is expected by local investors. This has meant that we have been able to find stocks there offering a compelling combination of value, earnings growth and attractive dividend yields.

3.  Outlook

The challenge for the Fund in 2013 is to find decent value and dividends, given this theme was favoured by investors looking for defensive cash flows during the cyclical slowdown. Good stock returns in 2012 have led to some yield compression, but as the northern economies of Asia, such as China and South Korea, recover and offer better growth potential, so we anticipate that dividend yields could improve further. This is mainly due to a propensity to pay dividends based on a payout ratio, that is, as a percentage of net income. As economic growth improves and confidence returns to north Asia, firms can potentially grow the absolute level of their dividends as earnings grow, and some may even improve their payout ratios to further improve dividends.

We believe tapping into domestic growth remains the key to equity returns in Asia, and we anticipate that the export economy is likely to remain sluggish in the coming year. The changes underway in Asia have not been swept away by a financial crisis in the Western world, nor were they simply created by leverage, unlike some of the economic growth elsewhere in the world over the last decade. Rather, Asian growth is due to steady, and sometimes rapid, improvement of household incomes and living standards as a result of demographics, urbanisation and the improving ability of Asian countries to trade with one another. The prospect of a recovery in Chinese growth, albeit a measured one, is helpful, but the story of the growing middle-class is a pan-Asian story that can drive decent equity returns for some years to come.

Edmund Harriss  James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI Pacific ex-Japan Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment. and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2012

One Year	Five Year	Since Inception (03/31/06)
23.48%	0.87%	5.74%

*Inception date 03/31/06.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	10.2%
% of Stocks in Top 10:	42.5%

Fund Managers:

Edmund Harriss
James Weir
Top 10 Holdings (% of net assets)
Taiwan Semiconductor Manufacturing Co., Ltd.	4.9%	China Mobile Ltd.	4.1%
DiGi.Com Bhd	4.6%	BOC Hong Kong Holdings Ltd.	4.1%
KT&G Corp.	4.5%	Novatek Microelectronics Corp. Ltd.	4.0%
HSBC Holdings PLC - ADR	4.3%	PTT PCL/Foreign	3.9%
PetroChina Co., Ltd. - ADR	4.2%	VTech Holdings Ltd.	3.9%
Sector Breakdown (% of net assets)
Commercial Banks	15.0%	Electric - Generation	3.1%
Semiconductor Components - Integrated Circuits	8.9%	Textile - Apparel	3.1%
Coal	8.4%	Real Estate Operations/Development	2.9%
Telecommunication Services	8.1%	Electric - Integrated	2.9%
Oil Company - Integrated	8.1%	Chemical Diversified	2.7%
Electronic Component-Miscellaneous	5.5%	Computers	2.6%
Tobacco	4.5%	Computers - Peripheral Equipment	2.4%
Cellular Telecommunications	4.1%	Building Products - Air & Heating	2.3%
Telecommunication Equipment	3.9%	Agricultural Chemicals	2.0%
Optical Supplies	3.8%	Steel - Producers	1.8%
Water	3.5%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 99.6%	Value
Australia: 2.0%
28,849	Incitec Pivot Ltd.	$98,048
China: 21.4%
152,000	China Shanshui Cement Group Ltd.	113,996
218,000	Industrial & Commercial Bank of China - H Shares	157,215
23,915	Inner Mongolia Yitai - B Shares	136,060
1,400	PetroChina Co., Ltd. - ADR	201,292
67,000	Shenzhou Int'l Group	151,274
171,000	Soho China Ltd.	138,579
80,000	Yanzhou Coal Mining Co., Ltd. - H Shares	135,107
		1,033,523
Hong Kong: 19.2%
62,500	BOC Hong Kong Holdings Ltd.	196,080
17,000	China Mobile Ltd.	199,135
16,500	CLP Holdings Ltd.	138,555
3,924	HSBC Holdings PLC - ADR	208,247
16,600	VTech Holdings Ltd.	186,514
		928,531
Indonesia: 6.3%
30,500	Indo Tambangraya Megah PT	131,687
179,500	Telekomunikasi Indonesia Tbk PT	168,892
		300,579
Malaysia: 4.6%
129,000	DiGi.Com Bhd	223,330
Singapore: 3.4%
10,000	United Overseas Bank Ltd.	163,784
South Korea: 6.3%
2,840	KT&G Corp.	215,377
270	POSCO	88,282
		303,659
Taiwan: 19.8%
11,000	Asustek Computer Inc.	124,209
86,126	Lite-On Technology Corp.	114,648
47,000	Novatek Microelectronics Corp. Ltd.	192,989
12,000	St Shine Optical Co., Ltd.	182,650
70,000	Taiwan Semiconductor Manufacturing Co., Ltd.	234,284
6,000	TPK Holding Co. Ltd.	107,166
		955,946

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.6% (Continued)	Value
Thailand: 16.6%
151,400	Delta Electronics Thai PCL/Foreign	$159,000
60,100	Glow Energy PCL/Foreign	152,656
56,820	PTT Global Chemical PCL/Foreign	131,636
17,200	PTT PCL/Foreign	187,549
560,600	Thai Tap Water Supply PCL/Foreign	168,821
		799,662
	Total Common Stocks (cost $3,738,257)	4,807,062
	Total Investments in Securities (cost $3,738,257): 99.6%	4,807,062
	Other Assets less Liabilities: 0.4%	18,400
	Net Assets: 100.0%	$4,825,462

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended December 31, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	14.42%	-1.46%	-3.43%	14.36%
Benchmark Index:
Hang Seng Composite Index	26.34%	3.67%	-1.53%	14.32%
Hang Seng Index	27.64%	4.56%	-0.71%	13.15%
S&P 500 Index	15.99%	10.86%	1.66%	7.09%

The Fund's gross expense ratio is 1.53% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

During 2012 the Fund returned 14.42%, compared to a return of 26.34% for the benchmark, the Hang Seng Composite Index. This was a mixed year for the Fund, with a slowdown in economic growth in China affecting the performance of some of our holdings, particularly in the first half of the year. The second half of the year was more favourable to Fund performance, with a cyclical recovery in growth in progress, and even early signs of an improvement in China's export economy.

At the beginning of 2012, the Chinese authorities attempted to restart economic growth, having slowed the economy in 2011 through monetary tightening to deal with inflation in the property market. This led to concerns over China's development model, and there was a slowdown in activity in construction for infrastructure and private housing, which negatively affected investor confidence., By mid-2012, however, the impact of the pro-growth policies was felt, and the economy reported a soft landing in Q3 (7.4% real GDP growth) and a decent recovery in Q4 (7.9% real GDP growth). The improved economic outlook was positive for cyclical stocks, in particular those related to construction and property development.

Chinese equities were given a further boost in October with the announcement of a new political leadership at the 18th People's Congress. The Congress marked a significant change of leadership, with the two most senior leaders and most of the politburo being replaced. The new leadership quickly set out its economic agenda, with a renewed commitment to economic growth-led development. The emphasis of this growth will change, however, with urbanisation now the central tenet of policy.

2.  Portfolio Position

The Fund's focus is on stocks that can benefit from the domestic-led growth underway in China, with less emphasis on exporters. The Fund is overweight in Energy, Materials and Industrials stocks, and is underweight in Real Estate and Financials stocks. The rationale for this positioning is that infrastructure spending has been used as a driving force for economic growth in recent years, and this has been of benefit to earnings in our favoured sectors. We believe these sectors also offer reasonable value for investment, although they are cyclical. As a result of good economic growth, there is now a growing middle-class in China, and the expectations of this middle class are rising as household income and living standards improve. This has positively reinforced the need for further infrastructure spending, as the middle-class demand better roads, railways, retail centres and housing to reflect their greater spending power and higher status.

CHINA & HONG KONG FUND

Increasingly, although the government is prioritising policies that encourage consumption over investment, investment and construction remain the bedrocks of the Chinese economy. In response to rising property prices, the government also has been keen to encourage the construction of affordable housing, and this has helped create additional demand for building materials such as cement and pipes, which has been of benefit to some of the Fund's holdings.

Real Estate and Financials stocks have suffered in recent quarters, as the government has tightened monetary policy as a result of excess price rises in the property sector. This process reversed during 2012, and the government encouraged greater loan growth from the banks, and eased some of the administrative restrictions on Real Estate companies. Banking remains a relatively controlled sector, and its returns are primarily defined by government policy, rather than free competition between the banks. Similarly, the government is keen to control private property development, as it wishes to avoid social discontent if property price rises become excessive.

3.  Outlook

For the coming year, we anticipate that the recovery in Chinese growth should continue, although we are cautious that it may not accelerate back to the previous exceptionally high levels of growth. Our view of the fundamental data is that there could be a structural element to the recent growth slowdown, and that the benefit of China's demographic composition is coming to an end. We are not concerned that Chinese growth will fall sharply, but that a future real GDP growth rate of 7-8% per annum seems realistic. There will also be a greater emphasis on the quality, rather than just the quantity, of growth, with a focus on improving productivity and encouraging consumption. Infrastructure spending and construction will remain significant elements in China's growth, but adding further pillars to the China growth story is a healthy development.

This thinking is reflected in the new government's economic agenda, with urbanisation named as central to its growth strategy. In the Chinese context, urbanisation encompasses not just the act of moving to urban areas, but improving living standards in the cities, and easing the official burden on individuals in order to make relocation easier. In our view, this is likely to be positive for housing construction and infrastructure spending, as well as middle-class spending to help set up those homes and purchase other capital goods such as cars, computers and mobile phones.

Our investment focus remains on the recovery in China's domestic economy, but there has also been good data on the export sector in recent months. There are early signs of recovery in the U.S., and the Japanese economy also is looking better than it has in some time. Europe is still stuck in the process of deleveraging, but there may be some selected opportunities for us to add more export-related exposure to the portfolio.

Edmund Harriss  James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization-weighted index that is comprised of the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Hang Seng Index is a barometer of the Hong Kong Stock Market, whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GUINNESS ATKINSON CHINA & HONG KONG FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2012

One Year	Five Year	Ten Year
14.42%	-3.43%	14.36%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	3.9%
% of Stocks in Top 10:	44.5%

Fund Managers:

Edmund Harriss
James Weir
Top 10 Holdings (% of net assets)
Soho China Ltd.	5.4%	China Mobile Ltd.	4.4%
CNOOC Ltd.	5.1%	Lenovo Group Ltd.	4.3%
Kunlun Energy Co., Ltd.	4.9%	Weichai Power Co., Ltd. - H Shares	4.0%
PetroChina Co., Ltd. - H Shares	4.6%	BOC Hong Kong Holdings Ltd.	3.7%
Tencent Holdings Ltd.	4.4%	China Construction Bank Corp. - H Shares	3.7%
Sector Breakdown (% of net assets)
Commercial Banks	15.7%	Telecommunication Equipment	3.1%
Oil - Exploration & Production	10.0%	Auto-Cars/Light Trucks	3.1%
Coal	7.3%	Distribution/Wholesale	2.7%
Building Products	5.5%	Exchange Traded Funds	2.6%
Real Estate Operations/Development	5.5%	Chemicals - Other	2.4%
Oil - Integrated	4.6%	Casino Hotels	2.3%
Web Portals/ISP	4.5%	Power Conversion/Supply Equipment	2.2%
Internet Application Software	4.4%	Airlines	2.1%
Cellular Telecommunications	4.4%	Real Estate Management/Service	1.7%
Computers	4.3%	Public Thoroughfares	0.9%
Auto/Truck Parts & Equipment	4.0%	Machinery - General Industries	0.6%
Metal - Copper	3.7%	Retail - Apparel	0.1%
Gas - Distribution	3.2%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 100.9%	Value
Airlines: 2.1%
1,759,000	Cathay Pacific Airways Ltd.	$3,265,588
Auto/Truck Parts & Equipment: 4.0%
1,353,120	Weichai Power Co., Ltd. - H Shares	6,144,522
Auto – Cars/Light Trucks: 3.1%
3,014,000	Dongfeng Motor Group Co Ltd. - H Shares	4,746,206
Building Products: 5.5%
993,000	Anhui Conch Cement Co Ltd. - H Shares	3,694,547
6,705,000	China Liansu Group Holdings Ltd.	4,676,168
		8,370,715
Casino Hotels: 2.3%
870,000	Galaxy Entertainment Group Ltd.*	3,470,302
Cellular Telecommunications: 4.4%
568,000	China Mobile Ltd.	6,653,468
Chemicals – Other: 2.4%
1,026,000	Kingboard Chemical Holdings Ltd.	3,694,176
Coal: 7.3%
909,000	China Shenhua Energy Co Ltd. - H Shares	4,055,340
529,908	Inner Mongolia Yitai - B Shares	3,022,771
2,384,200	Yanzhou Coal Mining Co., Ltd. - H Shares	4,026,514
		11,104,625
Commercial Banks: 15.7%
1,802,000	BOC Hong Kong Holdings Ltd.	5,653,384
6,885,670	China Construction Bank Corp. - H Shares	5,611,851
113,281	Dah Sing Financial Holdings Ltd.	516,901
483,491	HSBC Holdings PLC	5,132,607
7,330,330	Industrial & Commercial Bank of China - H Shares	5,286,401
157,400	Wing Hang Bank Ltd.	1,657,241
		23,858,385
Computers: 4.3%
7,058,000	Lenovo Group Ltd.	6,461,552
Distribution/Wholesale: 2.7%
2,419,000	Digital China Holdings Ltd.	4,142,525
Exchange Traded Funds (ETFs): 2.6%
4,923,600	db x-trackers - CSI300 INDEX ETF - 2D	3,991,453
Gas – Distribution: 3.2%
733,000	Beijing Enterprises Holdings Ltd.	4,805,786

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.9% (Continued)	Value
Internet Application Software: 4.4%
207,300	Tencent Holdings Ltd.	$6,746,559
Machinery – General Industries: 0.6%
2,820,000	Chen Hsong Holdings	857,972
Metal – Copper: 3.7%
2,067,000	Jiangxi Copper Co., Ltd. - H Shares	5,556,474
Oil – Integrated: 4.6%
4,818,000	PetroChina Co., Ltd. - H Shares	6,920,072
Oil – Exploration & Production: 10.0%
3,548,000	CNOOC Ltd.	7,790,545
3,548,000	Kunlun Energy Co., Ltd.	7,448,380
		15,238,925
Power Conversion/Supply Equipment: 2.2%
1,622,000	Dongfang Electric Corp., Ltd. - H Shares	3,334,450
Public Thoroughfares: 0.9%
3,534,000	Shenzhen Expressway Co., Ltd. - H Shares	1,373,596
Real Estate Operations/Development: 5.5%
10,145,000	Soho China Ltd.	8,221,537
Real Estate Management/Service: 1.7%
5,401,000	Midland Holdings Ltd.	2,622,760
Retail – Apparel: 0.1%
436,000	Glorious Sun Enterprises Ltd.	127,657
Telecommunication Equipment: 3.1%
423,000	VTech Holdings Ltd.	4,752,749
Web Portals/ISP: 4.5%
97,040	NetEase Inc. ADR*	4,129,052
57,400	Sohu.com Inc.*	2,717,316
		6,846,368
	Total Common Stocks (costs $103,595,884)	153,308,422
	Total Investments in Securities (costs $103,595,884): 100.9%	153,308,422
	Liabilities in Excess of Other Assets: (0.9%)	(1,301,256)
	Net Assets: 100.0%	$152,007,166

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended December 31, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Year	5 Year	Since Inception June 30, 2004
Fund	3.53%	1.60%	-2.51%	12.16%
Benchmark Index:
S&P 500 Index	15.99%	10.86%	1.66%	4.81%
MSCI World Energy Index	2.54%	5.21%	-1.63%	9.52%

The Fund's gross expense ratio is 1.27% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and in the absence of these limitations, total returns would have been lower.

The Global Energy Fund in 2012 produced a total return of 3.53%. This compares to the total return of the MSCI World Energy Index of 2.54%, and the S&P 500's total return of 15.99%.

Similar to 2011, there was a wide variance in performance across and within energy sectors over the year. The best performing subsector was U.S. independent refining, which benefitted from strong refining margins helped by the wide spread between West Texas Intermediate (WTI) and Brent benchmarks. The Fund had exposure to the sector via Valero (+66.2%), Marathon Petroleum (+89.8%) and Phillips 66 (+57.6% since it spun out of ConocoPhillips at the end of April).

Integrated oil and gas companies performed well as a group, up by an average of 8.4%. The group was led by OMV (+25.1%) and ENI (+24.4%), both recovering well after Libyan production disruption in 2011, followed by PetroChina (+18.8%) and ConocoPhillips (+ 9.2%).

Another bright spot in the portfolio was Nexen, which was up 63.5% when we sold our position in July following the proposed acquisition of the company by CNOOC. Our other Canadian exposure was mixed: Suncor (+15.6%) grew production well, while Canadian Natural Resources (-22.2%) suffered due to being on the wrong end of widening oil price differentials.

International exploration and production companies performed satisfactorily as a basket, with three clear winners – Afren (+60.2%), Dragon (+30.5%) and Soco (+28.1%) – enjoying operational success, in contrast to Petrominerales (-44.3%), which reported a number of exploration failures.

North America-focused exploration and production companies were weak as a group, hampered by low natural gas prices, falling NGL prices and rising capital expenditures. Weakest amongst the group were Newfield (-29.0%), Chesapeake (-24.1%) and Stone Energy (-22.2%). Elsewhere, the solar sector also fared particularly poorly, with Trina (-35.0%) and JA Solar (-36.3%) exposed to the industry-wide issue of buoyant demand being outweighed by excess capacity.

The oil service sector produced a mixed bag, with offshore-focused companies generally performing best, while onshore-focused companies fared less well, as oversupply in the group reduced pricing and margins, particularly in North America. Oil service exposure in the Fund mirrored these overall trends, with offshore well intervention specialist Helix (+30.6%) significantly outperforming land drillers Patterson (-5.6%) and Unit (-2.6%).

GLOBAL ENERGY FUND

2.  Activity

In February, we sold our holding in Forest Oil. In its place, we purchased a holding in Stone Energy. Stone is a U.S.-focused exploration and production company with attractively valued assets, particularly in the Gulf of Mexico.

ConocoPhillips spun off its refining business, Phillips 66, at the beginning of May, meaning that we then had a holding in ConocoPhillips and a holding in Phillips 66. We also added to our research portfolio in May: we took a small position in Cluff Natural Resources, a UK-listed company looking to buy acreage in the UK North Sea.

In July we sold our position in Nexen. It was announced on 23 July that CNOOC had entered into an agreement to acquire Nexen at a 61% premium to Nexen's closing price the previous day. We opted to sell our position in the company shortly after the acquisition agreement was announced.

In September, we sold our holdings in U.S. refiners, Phillips 66 and Marathon Petroleum. Both refiners had been among the best performing stocks in the portfolio in 2012, benefiting from a particularly benign environment for U.S. refiners in general, to a point where the stocks looked fairly fully priced. We switched to a position in Exxon Mobil, which to us presented good relative value versus the positions sold.

In October, we sold our holding in Marathon Oil and bought a position across three natural gas levered exploration and production companies: Ultra Petroleum, QEP Resources and Bill Barrett. The switch represented a desire to increase our exposure to the recovery in the U.S. natural gas price.

3.  Portfolio Position

The Fund at December 31 2012 was on an average price to earnings ratio (PER) versus the S&P 500 Index at 1,426 as set out in the table. (Based on S&P 500 'operating' earnings per share estimates of $49.5 for 2008, $56.9 for 2009, $83.8 for 2010, $96.4 for 2011 and $99.5 for 2012). This is shown in the following table:

	2007		2008		2009		2010		2011		2012
Fund PER	8.4		7.4		14.4		9.5		8.9		10.0
S&P 500 PER	17.3		28.8		25.1		17.0		14.8		14.3
Premium (+)/Discount (-)	-51%		-74%		-43%		-44%		-40%		-30%
Average oil price (WTI $)	$72.2/	bbl	$99.9/	bbl	$61.9/	bbl	$79.5/	bbl	$95/	bbl	$94/	bbl

Source: Standard and Poor's; Guinness Atkinson Asset Management Ltd

The sector and geographic weightings of the portfolio at 31 December 2012 were as follows:

Sector Breakdown
	31 Dec 2011	31 Dec 2012
Integrated	39.6	39.1
Exploration & Production	41.4	41.6
Drilling	6.0	7.4
Equipment & Services	6.6	7.1
Refining & Marketing	4.8	3.4
Solar	1.2	1.2
Coal & Consumables
Construction & Engineering
Total	100.0	100.0

GLOBAL ENERGY FUND

Geographic Breakdown
	31 Dec 2011	31 Dec 2012
US	54.3	57.9
Canada	13.6	8.5
UK	9.8	11.6
Latin America
Europe	16.9	16.6
Hong Kong	3.7	3.6
Russia	1.7	1.8
Other
Total	100.0	100.0

4.  Market Background

Analysis of the oil price has been complicated by the dislocation between Brent and WTI that started at the beginning of 2010. Below we discuss both benchmarks.

Having averaged $111 in 2011, Brent oil averaged slightly higher in 2012 at $112. The first half of the year was more volatile, with the price oscillating from highs of around $125 to lows below $90, before settling down in the second half to trade mostly in a range from $105 to $115. On the supply side, oil markets were dominated by the reduction of Iran's oil exports as a result of U.S. and European sanctions, and the disruptions to supply in Sudan/South Sudan, Yemen and Syria. At their peak, lost supply from these four countries totalled around 1.6m b/day. The resulting tightening of Organisation for Economic Co-operation and Development (OECD) oil inventories in the middle of the year was addressed by a ramp up of production from Saudi Arabia, which co-ordinated an effort to keep the price stable but not too high. The spike in the oil price in the first half of the year had some effect on demand, but 2012 still saw a new high for global oil demand at 89.7m b/day, up 0.8m b/day on 2011. The march of non-OECD demand continued, up 1.2m/day, dampened by OECD demand, down 0.5 m b/day.

WTI averaged $94 in 2012, $18 lower than Brent. The spread between WTI and Brent, driven principally by an oversupply of U.S. domestically produced oil and a shortage of suitable refining capacity, started the year at around $9 and peaked in November at nearly $25. WTI price at the end of 2012 was $92. We expect various infrastructure changes, notably the reversal of the Seaway pipeline from Cushing to the U.S. Gulf Coast, to narrow the spread somewhat in 2013.

The US natural gas price weakened significantly during the first four months of 2012 (continuing the downward trend started in the second half of 2011) before recovering well to close the year higher that it started. The spot price started the year at $2.98/thousand cubic feet (mcf) and fell to below $2 in April, caused by a combination of strong onshore supply and an extremely mild 2011/12 winter which reduced heating demand. Self-correction followed as the very low gas price stimulated new demand via coal to gas switching amongst power generation companies. This, coupled with a slowdown in gas drilling and supply growth, prevented gas storage becoming full in the autumn and helped to bring the market into better balance by the year-end, with the price back to $3.44.

5.  Outlook

The future of energy equities will continue to be determined by expectations of the likely medium- to long-term level of oil and gas prices.

We expect oil to remain relatively strong in 2013 and forecast a trading range of $90-$110, with Brent likely averaging towards the higher end of this range. Saudi Arabia could remain in over-production mode for as long as supply remains fairly tight, while its ability to put a floor under the price should Brent fall much below $100 has never been greater. The U.S. natural gas price has now recovered from its sub-$2 lows and has moved through the $3/mcf mark. Over time, we expect oil and gas prices to recover further. We continue to point to the extreme levels of divergence from traditional oil per barrel /gas per mcf and coal per tonne /gas per mcf ratios; these used to be in the 6-10x range, both are now over 20x. Extreme ratios rarely last. And above all, we regard the

GLOBAL ENERGY FUND

energy sector as cheap relative to the broad market on an earnings basis. We have positioned the fund to potentially take advantage of the commodity price environment outlined above.

Tim Guinness	January 2013

Will Riley  Ian Mortimer

Fund investment team

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors. Should the prices of energy (oil, gas, electricity) or alternative energy decline, this would likely have a negative affect on the Fund's holdings. Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign or emerging markets. Specific risks include the risk of expropriation of assets and higher volatility, among other risks.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing the current price of the stock by the company's trailing 12 months' earnings per share.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GUINNESS ATKINSON GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2012

One Year	Five Year	Since Inception (06/30/04)
3.53%	-2.51%	12.16%

*Inception date 06/30/04.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	47
Portfolio Turnover:	14.0%
% of Stocks in Top 10:	34.5%

Fund Managers:

Timothy W. N. Guinness
Ian Mortimer
Will Riley
Top 10 Holdings (% of net assets)
Helix Energy Solutions Group, Inc.	3.6%	ENI SpA	3.4%
PetroChina Co., Ltd. - H Shares	3.6%	Valero Energy Corp.	3.4%
Noble Energy Inc.	3.5%	Statoil ASA	3.4%
Canadian Natural Resources Ltd.	3.4%	Suncor Energy, Inc.	3.4%
Halliburton Co.	3.4%	Total SA	3.4%
Sector Breakdown (% of net assets)
Oil & Gas - Integrated	42.7%	Oil Refining & Marketing	3.4%
Oil & Gas - Exploration & Production	41.7%	Energy - Alternate Sources	1.2%
Oil & Gas - Field Services	7.6%	Machinery - General Industries	0.1%
Oil & Gas - Drilling	4.1%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 100.8%	Value
Energy – Alternate Source: 1.2%
111,420	JA Solar Holdings Co. Ltd. - ADR*	$475,763
149,600	Trina Solar Ltd. - ADR*	649,264
		1,125,027
Machinery – General Industries: 0.1%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	80,013
Oil & Gas – Drilling: 4.1%
163,070	Patterson-UTI Energy, Inc.	3,037,994
14,930	Transocean Ltd.	666,774
		3,704,768
Oil & Gas – Exploration & Production: 41.6%
788,200	Afren PLC*	1,728,181
38,709	Apache Corp.	3,038,657
677,083	Bayfield Energy Holdings PLC*†^	228,228
55,700	Bill Barrett Corp*	990,903
107,700	Canadian Natural Resources Ltd.	3,100,963
73,470	Carrizo Oil & Gas Inc.*	1,536,992
178,600	Chesapeake Energy Corp.	2,968,332
1,658,322	Cluff Natural Resources*	111,305
57,400	Devon Energy Corp.	2,987,096
196,650	Dragon Oil PLC	1,782,136
575,230	JKX Oil & Gas PLC	724,189
114,286	Newfield Exploration Co.*	3,060,579
30,535	Noble Energy Inc.	3,106,631
72,285	Ophir Energy PLC*	602,200
192,000	Pantheon Resources PLC*	47,174
234,700	Penn Virginia Corp.	1,035,027
130,500	Petrominerales Ltd.	1,128,280
37,900	QEP Resources Inc.	1,147,233
290,000	SOCO International PLC*	1,692,094
81,400	Stone Energy Corp*	1,670,328
80,000	Triangle Petroleum Corp.*	479,200
56,500	Ultra Petroleum Corp*	1,024,345
66,697	Unit Corp*	3,004,700
362,740	WesternZagros Resources Ltd.*	397,493
		37,592,266
Oil & Gas – Field Services: 7.6%
89,300	Halliburton Co.	3,097,817
155,880	Helix Energy Solutions Group, Inc.*	3,217,363
84,900	Kentz Corp Ltd.	538,913
		6,854,093

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.8% (Continued)	Value
Oil & Gas – Integrated: 42.8%
441,600	BP PLC	$3,059,757
28,000	Chevron Corp.	3,027,920
52,128	ConocoPhillips	3,022,903
125,700	ENI SpA	3,100,978
35,000	Exxon Mobil Corp.	3,029,250
171,700	Gazprom OAO - ADR	1,646,410
57,943	Hess Corp.	3,068,661
83,738	OMV AG	3,059,609
2,233,000	PetroChina Co., Ltd. - H Shares	3,207,248
88,620	Royal Dutch Shell PLC - Class A	3,046,961
123,750	Statoil ASA	3,105,383
93,676	Suncor Energy, Inc.	3,080,468
59,500	Total SA	3,079,590
		38,535,138
Oil Refining & Marketing: 3.4%
90,699	Valero Energy Corp.	3,094,650
	Total Common Stocks (cost $98,225,303): 100.8%	90,985,955
Warrants: 0.0%
829,161	Cluff Natural Resources, Expiration 5/22/15, Excerise price £0.10*†^	—
	Total Warrants (cost $0)
	Total Investments in Securities (cost $98,225,303): 100.8%	90,985,955
	Liabilities in Excess of Other Assets: (0.8%)	(713,437)
	Net Assets: 100.0%	$90,272,518

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.3% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.3% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended December 31, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Year	5 Year	10 Year
Fund	19.91%	9.46%	0.78%	9.69%
Benchmark Index:
S&P 500 Index	15.99%	10.86%	1.66%	7.09%
NASDAQ Composite Index	17.73%	11.32%	3.78%	9.46%

The Fund's gross expense ratio is 1.42% and net is 1.44% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Global Innovators Fund in 2012 produced a total return of 19.91%. The Fund outperformed the S&P 500 Index by 3.92% and outperformed the NASDAQ Index by 2.18% over the period.

The table below sets out the comparative returns for each year ended December 31st, since launch.

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Fund	35.97%	10.89%	11.82%	18.76%	21.17%	-45.42%	45.20%	17.00%	-6.51%	19.91%
S&P 500 Index	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%
NASDAQ Composite Index	50.77%	9.15%	2.13%	10.39%	10.66%	-39.98%	45.36%	18.15%	-0.79%	17.75%
Outperformance
Fund vs S&P 500 Index	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No	Yes
Fund vs NASDAQ Composite Index	No	Yes	Yes	Yes	Yes	No	No	No	No	Yes

In equity markets, the year started strongly: in the first quarter of 2012 the Fund was up 17.95%, versus the S&P 500, up 12.59%, and the NASDAQ, up 18.98%. Some of these gains were then given up in the second quarter as investor confidence declined with a raft of weaker economic indicators and European sovereign worries resurfacing; in the second quarter of 2012 the Fund was down 6.65%, versus the S&P 500 down 4.76% and the NASDAQ down 2.75%. In the third quarter, markets retraced their earlier gains: the Fund was up 5.38% in the third quarter, versus the S&P 500, up 6.35%, and the NASDAQ, up 6.54%. In the final quarter of the year, the S&P 500 and NASDAQ both posted negative performance of -0.38% and -2.47%, respectively. The Fund outperformed both indices in this period, and posted a gain of 3.34%.

GLOBAL INNOVATORS FUND

2.  Activity

In the first quarter of the year, we did not make any changes to the portfolio. In the second quarter, we made only one change to the portfolio: in April, we sold our position in Apple. We bought Apple almost exactly a year previously, in March 2011, when we saw good value in the company based on our predictions that it would realize strong growth in demand for its emerging iPad technology and its continued expansion into the Chinese and Asian markets. Over the year, we witnessed extraordinary revenue and earnings expansion for Apple, with top line sales rising from $24.7bn in the second quarter of 2011 to over $39.2bn in the equivalent quarter of 2012 – a rise of some 58% over a single year. Apple's share price reflected this rise, moving from approximately $350 per share in March 2011 to a peak of $636 per share in April 2012 – a point at which the market capitalization of the company touched $590bn. We sold our position at $625 per share (slightly before the peak), as we believed the market had begun to price in earnings growth for 2013, and beyond that we felt that the stock's price was unsustainable levels, considering the extraordinarily rapid rise that we had witnessed in such a short space of time and the size the company had reached.

No changes were made to the portfolio in the third quarter, and in the final quarter of the year, we made one purchase; H&R Block, one of the world's largest tax services providers, which prepares approximately one of every seven U.S. tax returns. The company has a market capitalization of approximately $5billion and, as such, is relatively small compared to many of the companies already held in the portfolio. It is trading at very attractive price-to-earnings (PER) multiples, which we believe underestimate its potential to grow both its revenues and earnings. The company also sits in the consumer discretionary sector, but we feel that it has characteristics more usually associated with a consumer staples business, which means it may be being priced 'incorrectly' by the wider market; an anomaly we hope to exploit.

3.  Portfolio Position

The portfolio on 31 December, by our calculations, had a PER of 12.2X (2011) and 14.6X (2012) versus the S&P 500 at 14.8X (2011) and 14.3X (2012). The stocks held by the portfolio were at that date, in our view, on average 44% undervalued (i.e., 44% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

Due to our purchase of H&R Block, and some good performance from other companies in the sector, our exposure to the Consumer Discretionary sector has increased from 12.2% to 15.2% since June 31, 2012. This addition resulted in a small decrease across all other sector allocations, which otherwise remained largely unchanged.

Sector Allocation
Consumer Discretionary	15.2%	Industrials	11.7%
Consumer Staples	0.0%	Information Technology	42.4%
Energy	3.6%	Materials	0.0%
Financials	15.6%	Telecommunication Services	7.5%
Health Care	4.0%	Utilities	0.0%
			100%

4.  Outlook

At the end of 2011 we wrote that our outlook for 2012:

"...remains somewhat cautious, but we note that some progress has been made towards stimulating a recovery in the US. However, at the same time our concerns over the Eurozone have escalated. The Eurozone crisis is largely a result of a lack of political will to address a very difficult situation. Until certainty can be provided to the market, yields on peripheral Eurozone debt is likely to remain high, banks will likely continue to reduce lending, and the threat of a default by Greece will mean management of companies will continue to hoard cash rather than make investments. We therefore expect lower growth, or even recession, in the Eurozone in the short- to medium- term."

Looking back at equities performance in 2012 on an absolute basis, this caution would appear to have been misplaced; the S&P 500 started the year at 1258 and finished at 1426, providing investors with a 16% total return (including dividends). This belies the fact, however, that markets did not move steadily upwards over the year, but instead swung between strongly positive months and strongly negative months, as investors reacted to various economic situations. In 2012, investors had to deal with the

GLOBAL INNOVATORS FUND

continuing European debt crisis; a polarizing U.S. presidential election; a slowdown in growth in China, combined with a once–in-a-decade leadership change; continued unrest in the Middle East; and the looming 'fiscal cliff' debates in the U.S. Yet, despite these issues, we witnessed double-digit increases in equity prices over the period, as investors appeared to look beyond the near-term uncertainty and focus on the long-term.

Many of the issues outlined above remain at the fore, however, and we cannot forget that we are currently in a world where governments and central banks are intervening in financial markets to an extent never seen before. Also, with the good performance of 2012 behind us, we must believe that the bar at the start of 2013 has been set higher. Equity valuations are not at extreme levels, however, and actually appear to provide good value in many cases – suggesting there remains some healthy scepticism going forward and that we have not yet reached unsustainable levels. If the currently low levels of expected economic growth prove too cautious, then we may potentially see continued good performance for equities going forward.

Our focus remains, as ever, on quality innovative companies that have shown the ability to consistently earn high levels of return on capital over a prolonged period. We continue to believe these innovative companies can navigate the economic cycle better than the average company and therefore should be well rewarded over the long-term.

Matthew Page  Ian Mortimer  January 2013

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Return on Capital (ROC) is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2012

One Year	Five Year	Ten Year
19.91%	0.78%	9.69%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	28
Portfolio Turnover:	6.0%
% of Stocks in Top 10:	41.7%

Fund Managers:

Timothy W. N. Guinness
Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Samsung Electronics Co., Ltd. - GDR	4.4%	Parametric Technology Corp.	4.1%
State Street Corp.	4.3%	L-3 Communications Holdings, Inc.	4.1%
Oracle Corp.	4.2%	Gilead Sciences, Inc.	4.1%
CenturyLink, Inc.	4.2%	H&R Block, Inc.	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	4.2%	TD Ameritrade Holding Corp.	4.0%
Sector Breakdown (% of net assets)
Electronics	15.5%	E-Commerce	4.0%
Prepackaged Software	8.2%	Cable/Satellite TV	4.0%
Semiconductor	8.2%	Machinery	4.0%
Commerical Banks	8.1%	Diversified Manufacturing Operations	3.9%
Telecommunications	7.7%	Oil - Integrated	3.7%
Automobile Manufacturers	4.9%	Finance - Other Services	3.7%
Computer Aided Design	4.1%	Web Portals/ISP	3.4%
Medical - Biomedical	4.1%	Wireless Equipment	2.7%
Commerical Services	4.1%	Retail	2.5%
Finance - Investment Banker/Broker	4.0%	Computers	1.4%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 102.2%	Value
Automobile Manufacturers: 4.9%
19,940	Honda Motor Co., Ltd. - ADR	$736,584
8,740	Toyota Motor Corp. - ADR	815,005
		1,551,589
Cable/Satellite TV: 4.0%
33,880	Comcast Corp. - Class A	1,266,434
Commercial Bank: 8.1%
20,780	Capital One Financial Corp.	1,203,785
29,174	State Street Corp.	1,371,470
		2,575,255
Commercial Services: 4.1%
69,130	H&R Block, Inc.	1,283,744
Computer Aided Design: 4.1%
58,310	Parametric Technology Corp.*	1,312,558
Computers: 1.4%
36,660	Research In Motion Ltd.*	435,521
Diversified Manufacturing Operations: 3.9%
21,870	Danaher Corp.	1,222,533
E-Commerce: 4.0%
24,990	eBay, Inc.*	1,274,990
Electronics: 15.5%
55,050	Intel Corp.	1,135,131
17,110	L-3 Communications Holdings, Inc.	1,310,968
85,395	NVIDIA Corp.	1,049,505
1,980	Samsung Electronics Co., Ltd. - GDR	1,407,194
		4,902,798
Finance – Investment Bank/Broker: 4.0%
76,080	TD Ameritrade Holding Corp.	1,278,905
Finance – Other Services: 3.7%
9,440	IntercontinentalExchange, Inc.*	1,168,766
Machinery: 4.0%
11,230	Roper Industries, Inc.	1,251,920
Medical – Biomedical: 4.1%
17,750	Gilead Sciences, Inc.*	1,303,737
Oil – Integrated: 3.7%
28,280	BP PLC - ADR	1,177,579

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 102.2% (Continued)	Value
Prepackaged Software: 8.2%
26,520	Check Point Software Technologies*	$1,263,413
39,680	Oracle Corp.	1,322,138
		2,585,551
Retail: 2.5%
67,220	Best Buy Co., Inc.	796,557
Semiconductor: 8.2%
110,990	Applied Materials, Inc.	1,269,726
76,529	Taiwan Semiconductor Manufacturing Co., Ltd - ADR	1,313,238
		2,582,964
Telecommunications: 7.7%
33,577	CenturyLink, Inc.	1,313,532
44,045	Vodafone Group PLC - ADR	1,109,494
		2,423,026
Web Portals/ISP: 3.4%
67,810	Blucora Inc.*	1,065,295
Wireless Equipment: 2.7%
216,422	Nokia OYJ - ADR	854,867
	Total Common Stocks (cost $35,866,253)	32,314,589
	Total Investments in Securities (cost $35,866,253): 102.2%	32,314,589
	Liabilities in Excess of Other Assets: (2.2%)	(683,602)
	Net Assets: 100.0%	$31,630,987

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

INFLATION MANAGED DIVIDEND FUND for the period ended December 31, 2012

1.  Performance

TOTAL RETURN

	6 Months (actual)	Since Inception (March 30, 2012) (actual)
Fund	7.26%	4.97%
Benchmark Index:
MSCI World Index	9.70%	4.37%

The Fund's gross expense ratio is 0.92% and net expense ratio is 0.68% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least March 31, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

Since launch (March 30 2012) to December 31 2012, the Fund was up 4.97%, versus the MSCI World Index, which was up 4.37%. The Fund therefore outperformed the Index by 0.60% over that period.

2.  Activity

In the second quarter of the year, we made no changes to the portfolio.

In the third quarter, we made the following changes to the portfolio: we sold our positions in the Spanish telecoms giant Telefonica, and the French pharmaceutical company Sanofi; and we bought positions in the U.S.-based pharmaceutical Merck, insurance broker Arthur Gallagher, and the Italian energy company ENI.

In the final quarter of the year, we made one change to the portfolio; we sold our position in PepsiCo and we bought a position in H&R Block, one of the world's largest tax services providers, which prepares approximately one of every seven US tax returns.

3.  Portfolio Position

P/E

	2010	2011	2012	2013
Fund	13.9	12.0	12.0	11.5
MSCI World Index	14.5	13.7	16.1	13.1
Fund discount	-4.1%	-12.4%	-25.5%	-12.2%

The portfolio on December 31, 2012, by our calculations, had an estimated P/E of 11.5X for 2013 versus the MSCI World Index at 13.1X for 2013, a 12.2% discount. Furthermore the stocks held by the portfolio were at that date, in our view, on average 23% undervalued (i.e., 23% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

INFLATION MANAGED DIVIDEND FUND

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the consumer staples sector at 31.9%. The Fund currently has no exposure to materials or utilities.

Sector Allocation
Consumer Discretionary	9.3%	Industrials	11.5%
Consumer Staples	32.0%	Information Technology	5.6%
Energy	8.6%	Materials	0.0%
Financials	14.4%	Telecommunication Services	5.5%
Health Care	13.1%	Utilities	0.0%
			100%

4.  Dividend

The Fund paid a dividend of $0.11 per share for the quarter ended December 31, 2012. The table below shows the cumulative dividend payments from the Fund since launch (March 30, 2012).

	Dividend per share (USD)
	1Q	2Q	3Q	4Q	Total
2012	na	0.10	0.10	0.11	0.31

5.  Outlook

Given the volatility seen over the year, the Fund has performed as we would have expected since its launch at the end of March; outperforming during periods of weak market performance, and underperforming in rapidly rising markets. Over the long term, however, we believe our focus on companies that achieve consistently high returns on capital over an entire business cycle, and that pay a sustainable, and growing, dividend should be rewarded.

2012 might be best characterised as a year of continued deleveraging; particularly in the southern European economies whose debt positions continued to cause worries across the region and beyond. Slowing growth rates in the emerging markets, and in particular China, weighed further on investor sentiment, as the ability of the east to drive a recovery in the west was called into question. Liquidity provisions, in the form of quantitative easing, helped allay investors' fears in the short-term, however, and aided double-digit returns in equity markets. We are not convinced these efforts really solved the underlying problem, however. Indeed, recent estimates for global gross domestic product (GDP) growth indicate a further slowdown for 2013.

So where does that leaves us? Despite the good returns on equities in 2012, valuation levels do not appear stretched, suggesting that there remains some healthy scepticism going forward. The potential benefit for the Fund is that many of the companies we believe will perform best in the current uncertain environment look relatively inexpensive. We continue to look only at those companies with sound balance sheets, good cash flows, mature businesses, attractive franchises, and sustainable dividend payments. History has shown that these companies can potentially perform well in almost all economic environments.

We believe that this approach to identifying stocks is well suited to current economic conditions. The characteristics of these companies appear attractive, while at the same time providing the potential to generate fairly steady economic profits in times of slow economic growth and uncertainty.

Matthew Page  Ian Mortimer  January 2013

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small- or mid-cap companies, which involves additional risks such as limited liquidity and greater volatility.

INFLATION MANAGED DIVIDEND FUND

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged and not available for investment, and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Return on Capital (ROC) is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

Growth of $10,000

  Total Return
  Period Ended December 31, 2012

Since Inception (03/30/12)
4.97%

*Inception date 03/30/12.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

# of Holdings in Portfolio:	36
Portfolio Turnover:	13.3%
% of Stocks in Top 10:	29.4%

Fund Managers:

Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Reckitt Benckiser Group PLC	3.1%	Unilever PLC	2.9%
Halma PLC	3.0%	Procter & Gamble Co/The	2.9%
Deutsche Boerse AG	3.0%	Pfizer Inc.	2.9%
Mattell Inc.	3.0%	ENI SpA	2.9%
VF Corp.	2.9%	H&R Block, Inc.	2.8%
Sector Breakdown (% of net assets)
Pharmaceuticals	13.7%	Cosmetics & Toiletries	2.9%
Food-Misc/Diversified	11.2%	Commercial Services	2.8%
Oil Company - Integrated	8.2%	Investment Management/Advisory Services	2.8%
Aerospace/Defense	5.5%	Electronics - Military	2.7%
Cellular Telecommunications	5.2%	Life/Health Insurance	2.7%
Tobacco	5.1%	Food-Wholesale/Distribution	2.7%
Insurance Brokers	5.0%	Diversified Manufactured Operations	2.6%
Soap & Cleaning Products	3.1%	Retail - Discount	2.6%
Electronic Measure Instruments	3.0%	Finance - Investment Banker/Broker	2.5%
Finance - Other Services	3.0%	Beverages-Non-alcoholic	2.4%
Toys	3.0%	Applications Software	2.3%
Apparel Manufacturers	3.0%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

Shares	COMMON STOCKS: 98.0%	Value
Australia: 2.7%
13,680	Metcash Ltd.	$47,633
France: 5.4%
760	Danone SA	50,213
910	Total SA	47,492
		97,705
Germany: 3.0%
880	Deutsche Boerse AG	53,712
Hong Kong: 2.8%
860	China Mobile Ltd. - ADR	50,499
Italy: 2.9%
2,080	ENI SpA	51,453
Netherlands: 2.7%
1,390	Royal Dutch Shell PLC - Class A	47,828
United Kingdom: 27.3%
8,480	Aberdeen Asset Management PLC	50,291
1,050	AstraZeneca PLC	49,627
7,200	Halma PLC	54,266
8,850	ICAP PLC	45,282
1,220	Imperial Tobacco Group PLC	47,110
7,760	Meggitt PLC	48,381
890	Reckitt Benckiser Group PLC	55,753
1,390	Unilever PLC	52,873
16,740	Vodafone Group PLC	42,130
1,300	Willis Group Holding PLC	43,589
		489,302

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.0% (Continued)	Value
United States: 51.2%
740	Abbott Laboratories	$48,470
910	Aflac Inc.	48,339
1,340	Arthur J Gallagher	46,431
1,220	Coca-Cola Co./The	44,225
720	General Dynamics Corp.	49,874
2,740	H&R Block, Inc.	50,882
770	Illinois Tool Works Inc.	46,824
700	Johnson & Johnson	49,070
1,063	Kraft Foods Inc. - Class A	48,335
640	L-3 Communications Holdings Inc.	49,037
1,450	Mattel Inc.	53,099
1,140	Merck & Co Inc	46,672
1,550	Microsoft Corp.	41,400
1,920	Mondelez International Inc.	48,870
2,070	Pfizer Inc.	51,915
770	Procter & Gamble Co./The	52,275
1,060	Reynolds American Inc.	43,916
350	VF Corp.	52,840
680	Wal-Mart Stores Inc.	46,396
		918,870
	Total Common Stocks (cost $1,702,904)	1,757,002
	Total Investments in Securities (cost $1,702,904): 98.0%	1,757,002
	Other Assets less Liabilities: 2.0%	36,617
	Net Assets: 100.0%	$1,793,619

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

RENMINBI YUAN & BOND FUND for the period ended December 31, 2012

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	1 Year (actual)	Since Inception (June 30, 2011)
Fund	3.88%	2.67%
Comparisons:
RMB Cash Offshore (CNH)*	1.94%	2.57	%*
RMB Cash Onshore (CNY)*	1.03%	2.48	%*
BOCHK Offshore RMB Bond Index	9.25%	3.50%

*Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 0.92% and net expense ratio is 0.90% per the Summary Prospectus dated May 1, 2012. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2013. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on the sales of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund is designed to give U.S. dollar-based investors exposure to the Chinese renminbi by purchasing the currency in the offshore market, generally in Hong Kong (known as the CNH market). The Fund also seeks to generate additional return by investing in renminbi-denominated bonds, often referred to as Dim Sum bonds (so named after a lunchtime favourite in Hong Kong), and certificates of deposit issued by banks. The intention is to give investors the benefit of hoped-for renminbi appreciation, while adding to the return through interest and possibly some capital gain. The aim, however, also is to keep credit risk and volatility low.

In 2012 the Fund returned 3.88%, compared to an appreciation of the offshore renminbi (CNH) against the dollar of 1.94%. The volatility of the Fund over the year, based on weekly data, was 1.35%, which compares to currency volatility of 1.20%. Over the course of the year, the Fund distributed income of $0.29 per share.

The currency did little in the first half of the year and began to strengthen against the U.S. dollar beginning in September. This climb was not only a result of policy moves, but also a sign of returning domestic confidence. In China's onshore market, the exchange rate is managed carefully, with a daily fixing price released by the China Foreign Exchange trading system. The onshore renminbi (CNY) is permitted to trade within a certain range of this daily rate. In May, the range was widened from +/-0.5% to +/-1%.

In the period immediately following the widening of the range, while domestic confidence was still weak, the CNY traded at the weak end of the range before turning in September. In the offshore market, the renminbi (CNH) exchange rate is determined wholly by market forces, but in practice remains close to the CNY spot rate. At year end, the CNH rate was 6.2240 to $1, compared to the CNY rate, which was 6.2306, and the daily fixing price of the renminbi was 6.2855. Improvements in Chinese economic data and steady, though modest trade growth appear to be behind the rise in the daily fix and the move in the exchange rate from a discount to a premium.

Interest rates on certificates of deposit improved markedly compared to 2011. For example, the interest rate offered on a 6-month certificate of deposit at the end of 2011 stood at 1.7%, but by the end of 2012, an interest rate of over 3% was available. This move reflected greater competition amongst the banks to fund their expanding offshore renminbi lending business against a background

RENMINBI YUAN & BOND FUND

of a modest decline in the overall deposit pool in Hong Kong. This decline has been attributed not to falling activity, but to growth in trade usage of renminbi, as well as an opening up of channels between the onshore and offshore market that allow, albeit with restrictions, money to move between the two.

The offshore renminbi bond market also has developed over the course of 2012. After significant weakness in 2011, corporate bond yields recovered, with high yield/unrated names moving most. Government bond yields actually fell marginally, which resulted in a convergence with those in the onshore market. The development of the market over the last twelve months has seen new supply coming from multi-national companies as well as a significant number of financial issuers. The government issued a new series in the middle of the year, as did some of China's policy banks. The main contributions of these to the offshore market have served not only to reaffirm broad official Chinese commitment, but also to lengthen the yield curve.

In spite of the government issuance at longer maturities, the bulk of new issues are still at three years' maturity or less. The duration of the market, as measured by the HSBC Offshore RMB Bond Index, was 2.58 years at the end of 2012. In the high yield space, where new issuance has been sparse in 2012, duration has fallen to 1.81 years. The growth in the market overall, coupled with a moderation in currency expectations, has obliged issuers, including the government, to increase the coupons they offer. The average coupon of the index has increased from 2.94% at the end of 2011 to 3.52%. The biggest increase has been in the investment grade segment of the market.

2.  Portfolio Position

During the year, the portfolio has increased its bond exposure from 34% in 2011 to 66% by the end of this year as we participated in a series of new offerings mostly in the investment grade area. The Fund's portfolio at year-end was made up of 51% in investment grade bonds, 12% in below investment grade but rated bonds, and 3.5% in unrated bonds. The balance of the portfolio consisted of certificates of deposit and renminbi cash. The duration of the portfolio was 1.56 years.

3.  Outlook and Strategy

We believe that there is still substantial room for the renminbi to appreciate further against the dollar. Estimates as to the degree of undervaluation can vary widely on small changes made to underlying assumptions. We believe, however, that Chinese trade growth will continue, albeit at a more moderate pace, and that the trade surplus will persist, which would support the case for appreciation. Furthermore, we believe that policy is also supportive. Export manufacturers most vulnerable to a stronger renminbi tend to be producers of the more basic products and there is plenty of anecdotal evidence to suggest that the government would like to see the export sector move into higher value-added activities. If so, then the case for saying the Chinese wish to keep their currency weak to protect exporters becomes weaker.

The other arguments that support the idea of further appreciation relate to domestic financial reform and greater international usage of the currency. In the cause of financial reform, there has been the development of the domestic corporate bond market, which provides an alternative to bank-sourced funding, the introduction of greater flexibility in bank lending and deposit rates, and a wider permitted trading band for the currency. We believe that these trends will continue, that a wider trading band for the currency is likely to be introduced, and that the effects will be reflected in the offshore renminbi market.

Greater international usage would be a natural development, given China's substantial role in world trade. The World Trade Organization predicts global trade growth in 2013 of 4.5%, while private sector economists believe that China's trade could grow at twice the pace, with its increasing trade with emerging market partners. Even with existing partners in the U.S. and Europe, there is encouragement to use renminbi for trade settlement, with some Chinese manufacturers offering discounts for those that do so. A wider use and consequently more widespread holding of the currency is likely to mean increased demand for renminbi and upward pressure on the exchange rate.

The strategy for the Fund is to continue to offer investor exposure to the currency and to try and earn a yield by holding renminbi denominated assets while keeping credit risk low. The offshore renminbi bond market has grown both in terms of the number and diversity of issuers, as well as in terms of the breadth of investor participation, mostly from Europe and Asia. This leads us to become more confident in expanding the bond portfolio up to 75% of the Fund, but we continue to be careful about the structure and quality of the issues we will buy.

Edmund Harriss

RENMINBI YUAN & BOND FUND

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in all market capitalization companies, including companies in emerging markets. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments.

The BOCHK Offshore RMB Bond Index tracks the total return performance of offshore renminbi (RMB)-denominated bonds that: (i) are issued outside the Mainland of China; and (ii) satisfy a set of pre-specified and transparent eligibility criteria. It includes RMB-denominated bonds issued in the Hong Kong SAR presently and perhaps in other countries or regions in future. The Index was launched on December 31, 2010, with a base value of 100. This index is unmanaged and not available for investment, and does not incur expenses.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Dim Sum Bonds are bonds denominated in Chinese yuan and issued in Hong Kong. Dim sum bonds are attractive to foreign investors who desire exposure to yuan-denominated assets, but are restricted by China's capital controls from investing in domestic Chinese debt. The issuers of dim sum bonds are largely entities based in China or Hong Kong, and occasionally foreign companies. The term is derived from the Chinese cuisine that involves serving a variety of small delicacies and is especially popular in Hong Kong.

HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People's Republic of China.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2012

One Year	Since Inception (06/30/11)*
3.88%	2.67%

*Inception date 6/30/11.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The BOCHK Offshore RMB Bond Index tracks the total return performance of offshore renminbi (RMB)-denominated bonds that (i) are issued outside the Mainland of China; and (ii) satisfy a set of pre-specified and transparent eligibility criteria. It includes RMB-denominated bonds issued in the Hong Kong SAR presently and perhaps in other countries or regions in the future. The Index was launched on December 31, 2010 with a base value of 100.

FUND HIGHLIGHTS at December 31, 2012
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	27
Portfolio Turnover:	9.2%
% of Investments in Top 10:	54.1%

Fund Managers:

Edmund Harriss
Tim Guinness
Top 10 Holdings (% of net assets)
Bank of China, 3.03%, 05/06/13	12.6%	Renault S.A., 5.62%, 10/10/14	3.8%
Air Liquide Finance SA, 3.00%, 09/19/16	10.8%	HSBC Bank PLC, 2.87%, 04/30/15	3.6%
BP Capital Markets PLC, 1.70%, 09/15/14	5.1%	CNPC Golden Autumn Ltd, 2.55%, 10/26/13	3.6%
Caterpillar Financial Services Corp., 1.35%, 07/12/13	4.1%	Global Logistic Properties Ltd, 3.37%, 05/11/16	3.3%
China Guangdong, 3.75%, 11/01/15	4.0%	Volkswagen International Finance NV, 2.15%, 05/23/16	3.2%
Sector Breakdown (% of net assets)
Commercial Banks	15.1%	Oil Company - Exploration & Production	3.6%
Industrial Gases	10.8%	Special Purpose Banks	3.1%
Certificates of Deposit	12.6%	Food - Retail	1.9%
Auto-Cars/Light Trucks	7.8%	Steel - Producers	1.8%
Machinery	5.0%	Diversified Financial Services	1.6%
Oil Company - Integrated	5.1%	Manufacturer	1.1%
Real Estate Operator/Developer	4.2%	Casino Hotels	0.9%
Electric - Integrated	4.0%

SCHEDULE OF INVESTMENTS
December 31, 2012

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 66.0%	Value
Auto-Cars/Light Trucks: 9.4%
15,000,000	Renault S.A., 5.625%, 10/10/14	$2,450,431
6,000,000	Renault S.A., 5.625%, 10/10/14	980,172
18,000,000	Volkswagen International Finance NV, 2.150%, 05/23/16	2,837,971
4,000,000	Volkswagen International Finance NV, 3.750%, 11/30/17	662,001
9,000,000	Volvo Treasury AB, 3.800%, 11/22/15	1,448,363
		8,378,938
Casino Hotels: 0.9%
5,000,000	Galaxy Entertainment, 4.625%, 12/16/13	806,767
Commerical Banks: 15.1%
8,000,000	Ag Bank Of China, 3.200%, 11/28/15	1,283,580
10,000,000	CCBL Funding PLC, 3.200%, 11/29/15	1,602,859
20,000,000	HSBC Bank PLC, 2.875%, 04/30/15	3,233,985
6,000,000	ICICI Bank Ltd., 4.900%, 09/21/15	983,531
14,000,000	ICICI Bank Ltd./Singapore, 4.900%, 09/21/15	2,294,907
15,000,000	Rabobank Nederland, 3.250%, 09/20/15	2,451,115
10,000,000	Societe Generale, 4.150%, 09/06/14	1,625,057
		13,475,034
Electric – Integrated: 4.0%
22,000,000	China Guangdong, 3.750%, 11/01/15	3,567,276
Food-Retail: 1.9%
10,500,000	Tesco PLC, 1.750%, 09/01/14	1,654,058
Industrial Gases: 10.8%
60,000,000	Air Liquide Finance SA, 3.000%, 09/19/16	9,682,524
Machinery: 5.0%
23,000,000	Caterpillar Financial Services Corp., 1.350%, 07/12/13	3,669,950
5,000,000	Caterpillar Financial Services Corp., 2.900%, 03/16/14	805,737
		4,475,687
Manufacturer: 1.1%
6,500,000	Singamas Container Holdings Ltd, 4.750%, 04/14/14	1,031,294
Oil Company – Exploration & Production: 3.6%
20,000,000	CNPC Golden Autumn Ltd, 2.550%, 10/26/13	3,202,271
Oil Company – Integrated: 5.1%
29,000,000	BP Capital Markets PLC, 1.700%, 09/15/14	4,593,924
Real Estate Operator/Developer: 4.2%
5,000,000	Central Plaza Devt, 7.600%, 11/29/15	845,513
18,500,000	Global Logistic Properties Ltd, 3.375%, 05/11/16	2,937,301
		3,782,814

The accompanying notes are an integral part of these financial statements.

Principal Amount (CNH)	CORPORATE BONDS: 66.0% (Continued)	Value
Special Purpose Banks: 3.1%
7,000,000	Export Import Bank of China, 3.350%, 6/18/17	$1,126,795
10,000,000	Korea Development Bank, 3.300%, 06/21/15	1,611,950
		2,738,745
Steel – Producers: 1.8%
10,000,000	Shanghai Baosteel Group Corp., 3.125%, 12/01/13	1,606,550
	Total Corporate Bonds (cost $58,008,788)	58,995,882
	Short-Term Investments: 12.6%
Certificates of Deposit: 12.6%
70,000,000	Bank of China, 3.030%, 05/06/13	11,246,787
	Total Certificates of Deposit (cost $11,212,558)	11,246,787
	Total Investments in Securities (cost $69,221,346): 78.6%	70,242,669
Cash: 22.2%
123,359,975	China Yuan (Offshore): 22.2%	19,820,046
	Liabilities in Excess of Other Assets: (0.8%)	(736,421)
	Net Assets: 100.0%	$89,326,294

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2012

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$31,039,852	$32,224,702	$3,738,257	$103,595,884
Investments in securities, at value	$13,056,392	$44,447,980	$4,807,062	$153,308,422
Cash	41,750	488,771	62,148	—
Cash denominated in foreign currency (cost of $0, $2,453, $15,556, and $0, respectively)	—	2,456	15,580	—
Receivables:
Securities sold	—	—	—	989,859
Fund shares sold	517	109,952	2,419	117,694
Dividends and interest	68,973	12,337	51	10,031
Prepaid expenses	2,491	5,705	1,568	14,107
Total assets	13,170,123	45,067,201	4,888,828	154,440,113
Liabilities
Overdraft due to custodian bank	78	—	—	1,557,852
Payable for Fund shares redeemed	42,979	49,611	11,660	478,288
Due to Advisor, net	13,737	37,613	1,020	131,797
Accrued administration fees	423	2,105	418	4,525
Accrued shareholder servicing plan fees	1,420	12,103	1,384	46,407
Deferred trustees' compensation	24,191	47,535	15,839	96,297
Other accrued expenses	46,792	64,813	33,045	117,781
Total liabilities	129,620	213,780	63,366	2,432,947
Net Assets	$13,040,503	$44,853,421	$4,825,462	$152,007,166
Number of shares issued and outstanding (unlimited shares authorized, no par value)	5,270,901	2,416,294	356,956	5,099,109
Net asset value per share	$2.47	$18.56	$13.52	$29.81
Composition of Net Assets
Paid-in capital	$114,671,086	$38,528,277	$7,982,905	$110,939,340
Undistributed net investment income (loss)	(29,155)	192,936	(20,525)	89,672
Accumulated net realized loss on investments and foreign currency	(83,617,981)	(6,086,913)	(4,205,746)	(8,734,498)
Net unrealized appreciation (depreciation) on:
Investments	(17,983,460)	12,223,278	1,068,805	49,712,538
Foreign currency	13	(4,157)	23	114
Net Assets	$13,040,503	$44,853,421	$4,825,462	$152,007,166

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2012

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$98,225,303	$35,866,253	$1,702,904	$69,221,346
Investments in securities, at value	$90,985,955	$32,314,589	$1,757,002	$70,242,669
Cash	—		—	26,756
Cash denominated in foreign currency (cost of $0, $0, $0, and $19,660,822, respectively)	—	—	—	19,820,046
Receivables:
Securities sold	248,608	—	—	—
Fund shares sold	50,279	—	32,350	215,850
Dividends and interest	90,260	53,110	8,377	444,405
Prepaid expenses	17,914	9,612	7,788	26,262
Total assets	91,393,016	32,377,311	1,832,273	90,749,232
Liabilities
Overdraft due to custodian bank	488,554	568,477	2	1,336,813
Payable for Fund shares redeemed	406,889	41,578	—	1,039
Due to Advisor, net	62,667	20,380	19,768 ‡	35,761
Accrued administration fees	4,456	1,372	52	3,085
Accrued shareholder servicing plan fees	35,825	6,993	389	12,165
Deferred trustees' compensation	37,265	58,812	900	7,401
Other accrued expenses	84,842	48,712	17,543	26,674
Total liabilities	1,120,498	746,324	38,654	1,422,938
Net Assets	$90,272,518	$31,630,987	$1,793,619	$89,326,294
Number of shares issued and outstanding (unlimited shares authorized, no par value)	3,446,982	1,493,185	140,145	7,030,321
Net asset value per share	$26.19	$21.18	$12.80	$12.71
Composition of Net Assets
Paid-in capital	$101,381,461	$38,871,427	$1,734,154	$87,965,931
Undistributed net investment income (loss)	(589,492)	12,775	1,599	226,138
Accumulated net realized gain (loss) on investments and foreign currency	(3,278,345)	(3,701,551)	3,738	(47,320)
Net unrealized appreciation (depreciation) on:
Investments	(7,239,348)	(3,551,664)	54,098	1,021,323
Foreign currency	(1,758)	—	30	160,222
Net Assets	$90,272,518	$31,630,987	$1,793,619	$89,326,294

‡ Includes $23,281 of registration fees advanced by the Advisor.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2012

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Investment Income
Dividends *	$180,532	$1,467,394	$201,531	$4,526,442
Total income	180,532	1,467,394	201,531	4,526,442
Expenses
Advisory fees	149,540	450,885	47,088	1,584,488
Shareholder servicing plan fees	29,468	79,139	8,476	260,211
Transfer agent fees and expenses	53,001	42,124	19,998	144,500
Fund accounting fee and expenses	26,501	37,116	25,999	68,001
Administration fees	5,992	18,031	1,883	63,380
Custody fees and expenses	7,499	27,082	7,499	48,000
Audit fees	18,000	24,716	17,600	24,650
Legal fees	5,002	17,048	1,501	61,000
Registration fees	12,998	20,053	16,002	30,001
Printing	14,000	12,037	4,999	31,999
Trustees' fees and expenses	9,999	17,048	9,000	32,498
Insurance	1,274	3,126	322	10,998
CCO fees and expenses	7,888	10,997	6,600	22,213
Miscellaneous	997	1,504	998	4,001
Interest expense	5,455	5,238	154	9,600
Total expenses	347,614	766,144	168,119	2,395,540
Less: fees waived and expenses absorbed	(45,850)	—	(74,715)	—
Net expenses	301,764	766,144	93,404	2,395,540
Net investment income (loss)	(121,232)	701,250	108,127	2,130,902
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(781,828)	(736,729)	120,630	(3,912,231)
Foreign currency	2,144	(6,733)	173	(283)
	(779,684)	(743,462)	120,803	(3,912,514)
Net unrealized appreciation (depreciation) on:
Investments	(1,661,165)	6,559,009	752,656	22,659,307
Foreign currency	14,803	49	(8)	34
	(1,646,362)	6,559,058	752,648	22,659,341
Net increase from payments by affiliates	853	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	(2,425,193)	5,815,596	873,451	18,746,827
Net Increase (Decrease) in Net Assets from Operations	$(2,546,425)	$6,516,846	$981,578	$20,877,729

* Net of foreign tax withheld of $20,798, $166,207, $19,574, and $239,938, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2012

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM†	Renminbi Yuan & Bond Fund
Investment Income
Dividends *	$2,522,533	$662,623	$45,055	$—
Interest	—	—	—	1,860,976
Total income	2,522,533	662,623	45,055	1,860,976
Expenses
Advisory fees	962,838	248,223	5,016	524,110
Shareholder servicing plan fees	303,552	46,645	1,035	94,662
Transfer agent fees and expenses	115,000	65,000	10,727	16,498
Fund accounting fee and expenses	60,001	27,999	14,762	41,234
Administration fees	51,368	13,239	445	38,117
Custody fees and expenses	17,895	3,999	2,110	17,975
Audit fees	24,650	24,650	10,000	17,802
Legal fees	52,999	12,001	571	38,710
Registration fees	26,001	14,999	17,766	16,002
Printing	42,500	11,501	2,501	5,501
Trustees' fees and expenses	27,092	14,001	5,250	20,101
Insurance	10,032	2,518	52	7,203
CCO fees and expenses	21,287	9,676	4,516	16,038
Offering costs	—	—	3,272	2,155
Miscellaneous	6,093	1,500	806	3,999
Interest expense	9,645	3,217	21	1,761
Total expenses	1,730,953	499,168	78,850	861,868
Less: fees waived and expenses absorbed	—		(71,229)	—
Net expenses	1,730,953	499,168	7,621	861,868
Net investment income	791,580	163,455	37,434	999,108
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	948,292	2,871,543	3,738	787,616
Foreign currency	(41,881)	—	906	571,822
	906,411	2,871,543	4,644	1,359,438
Net unrealized appreciation (depreciation) on:
Investments	3,019,512	2,937,143	54,098	1,304,800
Foreign currency	2,719	—	30	(243,357)
	3,022,231	2,937,143	54,128	1,061,443
Net realized and unrealized gain on investments and foreign currency	3,928,642	5,808,686	58,772	2,420,881
Net Increase in Net Assets from Operations	$4,720,222	$5,972,141	$96,206	$3,419,989

* Net of foreign tax withheld of $266,101, $20,895, $3,028, and $0, respectively.

† For the period March 30, 2012 (inception date) to December 31, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(121,232)	$352,418	$701,250	$524,580	$108,127	$140,334
Net realized gain (loss) on:
Investments	(781,828)	(12,089,642)	(736,729)	(1,683,154)	120,630	(39,788)
Foreign currency	2,144	(76,896)	(6,733)	(12,420)	173	(4,518)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,661,165)	(2,954,894)	6,559,009	(12,954,702)	752,656	(941,879)
Foreign currency	14,803	(153)	49	(1,322)	(8)	(672)
Net increase from payments by affiliates	853	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(2,546,425)	(14,769,167)	6,516,846	(14,127,018)	981,578	(846,523)
Distributions to Shareholders
From net investment income	(32,745)	(300,549)	(585,229)	(300,042)	(117,316)	(133,958)
Total distributions to shareholders	(32,745)	(300,549)	(585,229)	(300,042)	(117,316)	(133,958)
Capital Transactions
Proceeds from shares sold	2,056,290	8,147,342	2,119,393	7,257,517	559,935	827,821
Reinvestment of distributions	31,264	284,072	542,486	280,174	111,467	125,151
Cost of shares repurchased	(4,030,304)	(12,006,381)	(9,557,136)	(11,255,854)	(1,242,158)	(2,103,513)
Redemption fee proceeds	1,920	2,041	25	3,670	2	—
Net change in net assets from capital transactions	(1,940,830)	(3,572,926)	(6,895,232)	(3,714,493)	(570,754)	(1,150,541)
Total increase (decrease) in net assets	(4,520,000)	(18,642,642)	(963,615)	(18,141,553)	293,508	(2,131,022)
Net Assets
Beginning of period	17,560,503	36,203,145	45,817,036	63,958,589	4,531,954	6,662,976
End of period	$13,040,503	$17,560,503	$44,853,421	$45,817,036	$4,825,462	$4,531,954
Accumulated net investment income (loss)	$(29,155)	$(66,032)	$192,936	$83,648	$(20,525)	$(17,496)
Capital Share Activity
Shares sold	778,024	1,550,792	121,708	351,785	44,401	62,558
Shares issued on reinvestment	12,813	98,636	29,709	17,316	8,971	10,924
Shares redeemed	(1,544,024)	(2,623,104)	(558,880)	(584,513)	(100,055)	(166,844)
Net decrease in shares outstanding	(753,187)	(973,676)	(407,463)	(215,412)	(46,683)	(93,362)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase/(decrease) in net assets from:
Operations
Net investment income	$2,130,902	$2,294,652	$791,580	$729,106	$163,455	$88,570
Net realized gain (loss) on:
Investments	(3,912,231)	(4,007,524)	948,292	(1,871,232)	2,871,543	(5,820,540)
Foreign currency	(283)	(6,210)	(41,881)	(17,768)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	22,659,307	(58,741,199)	3,019,512	(29,179,143)	2,937,143	3,263,403
Foreign currency	34	148	2,719	(3,738)	—	—
Net increase (decrease) in net assets resulting from operations	20,877,729	(60,460,133)	4,720,222	(30,342,775)	5,972,141	(2,468,567)
Distributions to Shareholders
From net investment income	(3,000,059)	(1,088,646)	(1,500,024)	(600,511)	(100,107)	(78,408)
From net realized gains	—	(7,235,100)	—	—	—	—
Total distributions to shareholders	(3,000,059)	(8,323,746)	(1,500,024)	(600,511)	(100,107)	(78,408)
Capital Transactions
Proceeds from shares sold	20,402,275	23,988,630	21,843,906	123,498,806	959,196	6,606,455
Reinvestment of distributions	2,921,167	8,109,546	1,458,196	581,198	97,437	76,261
Cost of shares repurchased	(42,164,990)	(53,159,985)	(79,375,997)	(68,102,501)	(7,688,122)	(9,898,210)
Redemption fee proceeds	11,531	3,671	9,488	56,298	21	2,515
Net change in net assets from capital transactions	(18,830,017)	(21,058,138)	(56,064,407)	56,033,801	(6,631,468)	(3,212,979)
Total increase (decrease) in net assets	(952,347)	(89,842,017)	(52,844,209)	25,090,515	(759,434)	(5,759,954)
Net Assets
Beginning of period	152,959,513	242,801,530	143,116,727	118,026,212	32,390,421	38,150,375
End of period	$152,007,166	$152,959,513	$90,272,518	$143,116,727	$31,630,987	$32,390,421
Accumulated net investment income (loss)	$89,672	$959,112	$(589,492)	$(38,834)	$12,775	$(50,573)
Capital Share Activity
Shares sold	712,765	690,005	820,901	3,939,920	48,744	331,956
Shares issued on reinvestment	99,495	305,100	56,041	22,676	4,638	4,287
Shares redeemed	(1,467,538)	(1,504,412)	(2,995,145)	(2,366,541)	(387,704)	(516,774)
Net increase (decrease) in shares outstanding	(655,278)	(509,307)	(2,118,203)	1,596,055	(334,322)	(180,531)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
	For the period March 30, 2012+ to December 31, 2012	Year Ended December 31, 2012	For the period June 30, 2011+ to December 31, 2011
Increase/(decrease) in net assets from:
Operations
Net investment income	$37,434	$999,108	$12,226
Net realized gain (loss) on:
Investments	3,738	787,616	(42,819)
Foreign currency	906	571,822	(315,628)
Net change in unrealized appreciation (depreciation) on:
Investments	54,098	1,304,800	(283,477)
Foreign currency	30	(243,357)	403,579
Net increase (decrease) in net assets resulting from operations	96,206	3,419,989	(226,119)
Distributions to Shareholders
From net investment income	(36,741)	(2,095,737)	—
Total distributions to shareholders	(36,741)	(2,095,737)	—
Capital Transactions
Proceeds from shares sold	2,583,826	13,773,598	96,086,295
Reinvestment of distributions	36,392	2,080,658	—
Cost of shares repurchased	(886,064)	(20,582,714)	(3,134,355)
Redemption fee proceeds	—	3,167	1,512
Net change in net assets from capital transactions	1,734,154	(4,725,291)	92,953,452
Total increase (decrease) in net assets	1,793,619	(3,401,039)	92,727,333
Net Assets
Beginning of period	—	92,727,333	—
End of period	$1,793,619	$89,326,294	$92,727,333
Accumulated net investment income (loss)	$1,599	$226,138	$(83,991)
Capital Share Activity
Shares sold	209,158	1,090,531	7,660,903
Shares issued on reinvestment	2,899	164,436	—
Shares redeemed	(71,912)	(1,633,857)	(251,692)
Net increase (decrease) in shares outstanding	140,145	(378,890)	7,409,211

+ The Inflation Managed Dividend Fund and the Renminbi Yuan & Bond Fund commenced operations on March 30, 2012 and June 30, 2011, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Alternative Energy Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.92	$5.17	$6.62	$5.14	$16.25
Income from investment operations:
Net investment income (loss)	(0.02)	0.06	(0.05)	(0.05)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.42)	(2.26)	(1.40)	1.77	(10.64)
Total from investment operations	(0.44)	(2.20)	(1.45)	1.72	(10.74)
Less distributions:
From net investment income	(0.01)	(0.05)	—	—	(0.01)
From net realized gain	—	—	—	—	(0.37)
Return of capital	—	—	—	(0.24)	—
Total distributions	(0.01)	(0.05)	—	(0.24)	(0.38)
Redemption fee proceeds	— (1)	— (1)	— (1)	— (1)	0.01
Net asset value, end of period	$2.47	$2.92	$5.17	$6.62	$5.14
Total return	(15.20)%	(42.53)%	(21.90)%	33.42%	(66.05)%
Ratios/supplemental data:
Net assets, end of period (millions)	$13.0	$17.6	$36.2	$62.1	$47.1
Ratio of expenses to average net assets:
Before fee waived	2.32%	1.81%	1.76%	1.85%	1.69%
After fees waived	2.02%	1.81%	1.76%	1.85%	1.69%
After fees waived excluding interest expense(2)	1.98%	1.79%	1.73%	1.85%	1.67%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.11)%	1.11%	(0.86)%	(0.98)%	(0.80)%
After fees waived	(0.81)%	1.11%	(0.86)%	(0.98)%	(0.80)%
Portfolio turnover rate	7.80%	43.10%	24.74%	47.10%	94.76%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Focus Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.23	$21.04	$17.63	$9.52	$23.96
Income from investment operations:
Net investment income	0.30	0.18	0.12	0.06 (1)	0.55
Net realized and unrealized gain (loss) on investments and foreign currency	2.28	(4.88)	3.45	8.13	(14.30)
Total from investment operations	2.58	(4.70)	3.57	8.19	(13.75)
Less distributions:
From net investment income	(0.25)	(0.11)	(0.19)	(0.08)	(0.69)
Total distributions	(0.25)	(0.11)	(0.19)	(0.08)	(0.69)
Redemption fee proceeds	— (2)	— (2)	0.03	— (2)	— (2)
Net asset value, end of period	$18.56	$16.23	$21.04	$17.63	$9.52
Total return	15.89%	(22.35)%	20.43%	86.05%	(57.38)%
Ratios/supplemental data:
Net assets, end of period (millions)	$44.9	$45.8	$64.4	$112.4	$21.8
Ratio of expenses to average net assets:
Before fees waived	1.70%	1.59%	1.67%	1.68%	1.75%
After fees waived	1.70%	1.59%	1.67%	1.68%	1.75%
After fees waived excluding interest expense(3)	1.69%	1.59%	1.65%	1.68%	1.70%
Ratio of net investment income to average net assets:
Before fees waived	1.56%	0.89%	0.77%	0.73%	2.55%
After fees waived	1.56%	0.89%	0.77%	0.73%	2.55%
Portfolio turnover rate	10.90%	7.79%	25.44%	31.35%	28.89%

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Pacific Dividend Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.23	$13.41	$11.03	$7.00	$16.75
Income from investment operations:
Net investment income	0.30	0.30	0.17	0.18 (1)	0.75
Net realized and unrealized gain (loss) on investments and foreign currency	2.31	(2.18)	2.41	4.32	(9.22)
Total from investment operations	2.61	(1.88)	2.58	4.50	(8.47)
Less distributions:
From net investment income	(0.32)	(0.30)	(0.20)	(0.18)	(0.51)
From net realized gain	—	—	—	—	(0.78)
Return of capital	—	—	—	(0.29)	—
Total distributions	(0.32)	(0.30)	(0.20)	(0.47)	(1.29)
Redemption fee proceeds	— (2)	—	— (2)	— (2)	0.01
Net asset value, end of period	$13.52	$11.23	$13.41	$11.03	$7.00
Total return	23.48%	(14.04)%	23.65%	64.84%	(51.74)%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.8	$4.5	$6.7	$11.4	$5.3
Ratio of expenses to average net assets:
Before fees waived	3.57%	3.26%	2.92%	2.93%	2.33%
After fees waived	1.98%	1.98%	2.01%	1.98%	2.10%
After fees waived excluding interest expense(3)	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.71%	1.13%	0.38%	1.23%	3.71%
After fees waived	2.30%	2.41%	1.29%	2.18%	3.94%
Portfolio turnover rate	10.19%	10.67%	27.20%	26.03%	48.02%

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
China & Hong Kong Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.58	$38.76	$35.13	$18.98	$43.02
Income from investment operations:
Net investment income	0.45	0.39	0.27	0.15	0.68
Net realized and unrealized gain (loss) on investments and foreign currency	3.37	(11.06)	5.10	17.44	(24.13)
Total from investment operations	3.82	(10.67)	5.37	17.59	(23.45)
Less distributions:
From net investment income	(0.59)	(0.20)	(0.38)	(0.34)	(0.53)
From net realized gain	—	(1.31)	(1.38)	(1.11)	(0.07)
Total distributions	(0.59)	(1.51)	(1.76)	(1.45)	(0.60)
Redemption fee proceeds	— (1)	— (1)	0.02	0.01	0.01
Net asset value, end of period	$29.81	$26.58	$38.76	$35.13	$18.98
Total return	14.42%	(27.52)%	15.38%	92.76%	(54.47)%
Ratios/supplemental data:
Net assets, end of period (millions)	$152.0	$153.0	$242.8	$241.0	$123.3
Ratio of expenses to average net assets
Before fees waived	1.51%	1.53%	1.48%	1.58%	1.52%
After fees waived	1.51%	1.53%	1.48%	1.58%	1.52%
After fees waived excluding interest expense(2)	1.51%	1.52%	1.47%	1.58%	1.51%
Ratio of net investment income to average net assets	1.34%	1.14%	0.62%	0.62%	2.22%
Portfolio turnover rate	3.85%	7.81%	32.35%	7.87%	26.62%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Energy Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$25.72	$29.74	$25.60	$15.68	$31.86
Income from investment operations:
Net investment income	0.22	0.14	0.12	0.11	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.69	(4.06)	4.13	9.80	(15.71)
Total from investment operations	0.91	(3.92)	4.25	9.91	(15.49)
Less distributions:
From net investment income	(0.44)	(0.11)	(0.12)	—	—
From net realized gain	—	—	—	—	(0.70)
Total distributions	(0.44)	(0.11)	(0.12)	—	(0.70)
Redemption fee proceeds	— (1)	0.01	0.01	0.01	0.01
Net asset value, end of period	$26.19	$25.72	$29.74	$25.60	$15.68
Total return	3.53%	(13.16)%	16.63%	63.27%	(48.56)%
Ratios/supplemental data:
Net assets, end of period (millions)	$90.3	$143.1	$118.0	$75.4	$30.2
Ratio of expenses to average net assets
Before fees waived	1.35%	1.27%	1.25%	1.42%	1.31%
After fees waived	1.35%	1.27%	1.25%	1.42%	1.31%
After fees waived excluding interest expense(2)	1.34%	1.27%	1.25%	1.42%	1.30%
Ratio of net investment income to average net assets	0.62%	0.43%	0.46%	0.82%	0.76%
Portfolio turnover rate	14.02%	28.23%	42.08%	51.74%	74.90%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Innovators Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.72	$19.00	$16.24	$11.21	$21.68
Income from investment operations:
Net investment income (loss)	0.11	0.04	(0.05)	(0.01)	0.62
Net realized and unrealized gain (loss) on investments	3.42	(1.28)	2.81	5.08	(10.48)
Total from investment operations	3.53	(1.24)	2.76	5.07	(9.86)
Less distributions:
From net investment income	(0.07)	(0.04)	—	—	(0.61)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.07)	(0.04)	—	(0.04)	(0.61)
Redemption fee proceeds	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$21.18	$17.72	$19.00	$16.24	$11.21
Total return	19.91%	(6.51)%	17.00%	45.20%	(45.42)%
Ratios/supplemental data:
Net assets, end of period (millions)	$31.6	$32.4	$38.2	$36.7	$29.6
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.51%	1.42%	1.47%	1.68%	1.40%
After fees waived/recaptured	1.51%	1.44%	1.55%	1.56%	1.40%
After fees waived/recapture excluding interest expense(4)	1.50%	1.44%	1.55%	1.55%	1.39%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.49%	0.26%	(0.16)%	(0.20)%	3.07%
After fees waived/recaptured	0.49%	0.24%	(0.24)%	(0.07)%	3.07%
Portfolio turnover rate	6.02%	47.40%	56.97%	50.54%	36.49%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Inflation Managed Dividend FundTM	March 30, 2012(1) Through December 31, 2012*
Net asset value, beginning of period	$12.50
Income from investment operations:
Net investment income	0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.30
Total from investment operations	0.61
Less distributions:
From net investment income	(0.31)
Total distributions	(0.31)
Redemption fee proceeds	—
Net asset value, end of period	$12.80
Total return	4.97	%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$1.8
Ratio of expenses to average net assets:
Before fees waived	7.05	%(3)
After fees waived	0.68	%(3)
After fees waived excluding interest expense(4)	0.68	%(3)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(3.02	)%(3)
After fees waived/recaptured	3.35	%(3)
Portfolio turnover rate	13.33	%(2)

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Renminbi Yuan & Bond Fund	Year Ended December 31, 2012	June 30, 2011(1) Through December 31, 2011
Net asset value, beginning of period	$12.52	$12.50
Income from investment operations:
Net investment income	0.12	—	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.02
Total from investment operations	0.48	0.02
Less distributions:
From net investment income	(0.29)	—
Total distributions	(0.29)	—
Redemption fee proceeds	— (2)	—	(2)
Net asset value, end of period	$12.71	$12.52
Total return	3.88%	0.16	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$89.3	$92.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	0.90%	0.92	%(4)
After fees waived/recaptured	0.90%	0.90	%(4)
After fees waived/recaptured excluding interest expense(5)	0.90%	0.90	%(4)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	1.05%	0.02	%(4)
After fees waived/recaptured	1.05%	0.04	%(4)
Portfolio turnover rate	9.19%	0.72	%(3)†

†  Restated

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Inflation Managed Dividend FundTM (the "Inflation Managed Dividend FundTM") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Inflation Managed Dividend FundTM, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Inflation Managed Dividend FundTM began operations on March 30, 2012.

The Alternative Energy Fund's and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund's and Global Innovators Fund's investment objective is long-term capital appreciation. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Inflation Managed Dividend Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Cash Overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Reclassifications. Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain/(loss) and accumulated realized gain/(loss) as follows:

	Increase (Decrease)
	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Gains or (Losses)
Alternative Energy Fund	$(188,714)	$190,854	$(2,140)
Asia Focus Fund	—	(6,733)	6,733
Asia Pacific Dividend Fund	(6,077)	6,160	(83)
China & Hong Kong Fund	—	(283)	283
Global Energy Fund	—	157,786	(157,786)
Global Innovators Fund	(4,814,343)	—	4,814,343
Inflation Managed Dividend FundTM	—	906	(906)
Renminbi Yuan & Bond Fund	—	1,406,758	(1,406,758)

J.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 through 2011, or expected to be taken in the Funds' 2012 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Inflation Managed Dividend FundTM	0.45%
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%
Inflation Managed Dividend FundTM	0.68%
Renminbi Yuan & Bond Fund	0.90%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2012, the Advisor waived fees and absorbed expenses of $45,850, $74,715 and $71,229 for the Alternative Energy Fund, the Asia Pacific Dividend Fund and the Inflation Managed Dividend FundTM.

At December 31, 2012, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund:	December 31, 2013	December 31, 2014	December 31, 2015	Total
Alternative Energy Fund	$—	$—	$45,850	$45,850
Asia Pacific Dividend Fund	71,467	74,834	74,715	221,016
Inflation Managed Dividend FundTM	—	—	71,229	71,229
Renminbi Yuan & Bond Fund	—	5,856	—	5,856

During the year ended December 31, 2012, the Advisor reimbursed the Alternative Energy Fund $853 for a trade error. This amount is reported on the Statement of Operations under the caption "Net increase from payments by affiliates".

Mutual Fund Administration Corporation (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the year ended December 31, 2012 are reported on the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the year ended December 31, 2012 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the year ended December 31, 2012 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$1,703
Asia Focus Fund	$3,469
Asia Pacific Dividend Fund	$1,505
China & Hong Kong Fund	$7,304
Global Energy Fund	$3,942
Global Innovators Fund	$7,804
Inflation Managed Dividend FundTM	$(57)
Renminbi Yuan & Bond Fund	$1,981

The fees paid to non-interested Trustees for the year ended December 31, 2012 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the year ended December 31, 2012 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2012, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$1,169,270	$3,021,868
Asia Focus Fund	4,939,030	12,347,345
Asia Pacific Dividend Fund	478,135	1,105,459
China & Hong Kong Fund	6,101,364	26,612,942
Global Energy Fund	17,790,241	76,298,490
Global Innovators Fund	1,997,918	7,254,638
Inflation Managed Dividend FundTM	1,889,647	190,481
Renminbi Yuan & Bond Fund	29,664,978	3,715,592

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the year ended December 31, 2012.

Note 6

Fair Value Measurements and Disclosures

The Funds utilize various inputs in determining the value of its investments. These inputs are summarized in the three broad levels listed below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2012, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3		Total
Investments, at Value
Common Stocks:[1]
Basic Materials	$869,207	$—	$—		$869,207
Energy	2,171,465	3,211,211	—		5,382,676
Industrial	3,020,068	1,373,622	—	(a)	4,393,690
Utilities	1,625,021	785,798	—		2,410,819
Total Investments, at Value	7,685,761	5,370,631	—		13,056,392
Total Assets	$7,685,761	$5,370,631	$—	(a)	$13,056,392

(a)  Applied Intellectual Capital Ltd. fair valued at zero as the company has been delisted since 2009.

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Basic Materials	$—	$3,762,481	$—	$3,762,481
Communications	788,211	3,674,838	—	4,463,049
Consumer, Cyclical	1,022,982	3,828,929	—	4,851,911
Consumer, Non-cyclical	—	579,911	—	579,911
Energy	—	11,128,879	—	11,128,879
Exchange Traded Funds ("ETFs")	—	980,839	—	980,839
Financial	—	2,532,760	—	2,532,760
Industrial	—	5,462,957	—	5,462,957
Technology	—	8,014,867	—	8,014,867
Utilities	—	2,670,326	—	2,670,326
Total Investments, at Value	1,811,193	42,636,787	—	44,447,980
Total Assets	$1,811,193	$42,636,787	$—	$44,447,980

Asia Pacific Dividend Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Basic Materials	$—	$317,966	$—	$317,966
Communications		777,872	—	777,872
Consumer, Cyclical	151,274	—	—	151,274
Consumer, Non-cyclical	182,650	215,377	—	398,027
Energy	201,292	590,403	—	791,695
Financial	208,247	655,658	—	863,905
Industrial		380,161	—	380,161
Technology		666,130	—	666,130
Utilities		460,032	—	460,032
Total Investments, at Value	743,463	4,063,599	—	4,807,062
Total Assets	$743,463	$4,063,599	$—	$4,807,062

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Basic Materials	$—	$9,250,650	$—	$9,250,650
Communications	6,846,368	18,152,776	—	24,999,144
Consumer, Cyclical		21,896,800	—	21,896,800
Consumer, Non-cyclical		1,373,596	—	1,373,596
Energy	—	33,263,622	—	33,263,622
Exchange Traded Funds ("ETFs")		3,991,453	—	3,991,453
Financial		34,702,682	—	34,702,682
Industrial		12,563,137	—	12,563,137
Technology		6,461,552	—	6,461,552
Utilities		4,805,786	—	4,805,786
Total Investments, at Value	6,846,368	146,462,054	—	153,308,422
Total Assets	$6,846,368	$146,462,054	$—	$153,308,422

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3		Total
Investments, at Value
Common Stocks:[1]
Energy	$60,916,949	$29,760,765	$228,228	(a)	$90,905,942
Industrial	—	80,013	—		80,013
Total Investments, at Value	60,916,949	29,840,778	228,228		90,985,955
Total Assets	$60,916,949	$29,840,778	$228,228	(a)	$90,985,955

(a)  Includes Cluff Natural Resources warrants fair valued at zero.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Global Energy Fund	Common Stock	Warrant
Balance as of 12/31/11	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	2,439	—
Cost of purchases	—	—
Proceeds from sales	—	—
Accrued interest	—	—
Transfers into Level 3*	225,789	—
Transfers out of Level 3	—	—
Balance as of 12/31/12	$228,228	$—
Net change in unrealized appreciation on Level 3 investments held as of 12/31/12†	$2,439	$—

*  The amount of transfers in are reflected at the securities' fair value on the date of transfer.

†  Included in the related amounts on the Statements of Operations.

Following is a description of the valuation techniques and significant inputs used in determining the value of the Fund's securities classified as Level 3:

Financial Assets	Fair Value at December 31, 2012	Valuation Techniques	Unobservable Inputs
Common Stock	$228,228	Vendor Pricing	Price
Warrant	—	Intrinsic value based on common stock price	Discount for illiquidity

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Communications	$6,884,612	$—	$—	$6,884,612
Consumer, Cyclical	2,348,146	—	—	2,348,146
Consumer, Non-cyclical	2,587,481	—	—	2,587,481
Energy	1,177,579	—	—	1,177,579
Financial	5,022,926	—	—	5,022,926
Industrial	3,785,421	—	—	3,785,421
Technology	9,101,230	1,407,194	—	10,508,424
Total Investments, at Value	30,907,395	1,407,194	—	32,314,589
Total Assets	$30,907,395	$1,407,194	$—	$32,314,589

Inflation Managed Dividend FundTM

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Communications	$50,499	$42,130	$—	$92,629
Consumer, Cyclical	152,335	—	—	152,335
Consumer, Non-cyclical	534,257	253,582	—	787,839
Energy	—	146,773		146,773
Financial	138,359	149,285	—	287,644
Industrial	145,735	102,647	—	248,382
Technology	41,400	—	—	41,400
Total Investments, at Value	1,062,585	694,417	—	1,757,002
Total Assets	$1,062,585	$694,417	$—	$1,757,002

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Cash	$19,820,046	$—	$—	$19,820,046
Investments, at Value
Corporate Bonds	$—	$58,995,882	$—	$58,995,882
Certificates of Deposits	—	11,246,787	—	11,246,787
Total Investments, at Value	—	70,242,669	—	70,242,669
Total Assets	$19,820,046	$70,242,669	$—	$90,062,715

*  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the investments.

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index. Significant movements were deemed to have occurred at December 31, 2012 and therefore such securities were classified as Level 2. As a result, securities still held by the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund, and Global Innovators Fund were transferred from Level 1 into Level 2 with an end of period value of $5,370,631, $34,804,412, $3,696,165, $139,968,981, $21,412,778, and $1,407,194, respectively. There were no securities transferred between Level 1 and Level 2 in the Inflation Managed Dividend Fund and the Renminbi Yuan & Bond Fund.

Note 7

Derivatives and Hedging Transactions

FASB Accounting Standards Codification 815, Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the year ended December 31, 2012 and did not have any outstanding forward contracts as of December 31, 2012.

Note 8

Tax Matters

As of December 31, 2012, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$31,039,852	$32,224,702	$3,798,693	$103,595,884	$100,480,660	$35,940,174	$1,702,904	$69,221,346
Gross tax unrealized appreciation	857,002	13,820,089	1,075,076	53,902,344	12,027,019	4,214,405	93,533	1,032,654
Gross tax unrealized (depreciation)	(18,840,462)	(1,596,811)	(66,707)	(4,189,806)	(21,521,724)	(7,839,990)	(39,435)	(11,331)
Net tax unrealized appreciation (depreciation) on investments	(17,983,460)	12,223,278	1,008,369	49,712,538	(9,494,705)	(3,625,585)	54,098	1,021,323
Net tax appreciation (depreciation) on foreign- currency denominated assets and liabilities	13	(4,157)	23	114	(1,758)	—	30	160,222
Net tax unrealized appreciation (depreciation)*	(17,983,447)	12,219,121	1,008,392	49,712,652	(9,496,463)	(3,625,585)	54,128	1,181,545
Undistributed net ordinary income**	—	245,687	—	186,567	338,750	71,587	6,237	233,539
Undistributed Long-Term Capital Gains	—	—	—	—	—	—	—	—
Post October loss***	(598,141)	(5,216)	—	(598)	(1,328,766)	—	—	—
Capital loss carryforward	(83,020,188)	(6,086,913)	(4,145,310)	(8,734,498)	(585,199)	(3,627,630)	—	(47,320)
Other accumulated gain/(loss)	(28,807)	(47,535)	(20,525)	(96,297)	(37,265)	(58,812)	(900)	(7,401)
Total accumulated gain/(loss)	$(101,630,583)	$6,325,144	$(3,157,443)	$41,067,826	$(11,108,943)	$(7,240,440)	$59,465	$1,360,363

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

**  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

***  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

As of December 31, 2012, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
2013	$—	$—	$—	$—	$—	$—	$—	$—
2014	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—
2016	10,370,865	—	1,321,324	—	—	—	—	—
2017	40,204,652	—	1,115,940	—	585,199	—	—	—
2018	9,296,377	3,440,534	1,502,925	—	—	—	—	—
No Expiration Long-term	22,159,427	1,823,877	152,572	5,390,843	—	3,627,630	—	—
No Expiration Short-term	988,867	822,502	52,549	3,343,655	—	—	—	47,320
Total	$83,020,188	$6,086,913	$4,145,310	$8,734,498	$585,199	$3,627,630	$—	$47,320

Asia Pacific Dividend Fund utilized capital loss carryforwards of $111,928. Global Innovators Fund utilized capital loss carryforwards of $2,822,241 and $4,814,343 expired on December 31, 2012. Global Energy utilized capital loss carryforwards of $957,173.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions (other than return of capital dividends) paid during 2012 and 2011 fiscal years are as follows:

	2012		2011
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$32,745	$—	$300,549	$—
Asia Focus Fund	585,229	—	300,042	—
Asia Pacific Dividend Fund	117,316	—	133,958	—
China & Hong Kong Fund	3,000,059	—	1,088,646	7,235,100
Global Energy Fund	1,500,024	—	600,511	—
Global Innovators Fund	100,107	—	78,408	—
Inflation Managed Dividend FundTM	36,741	—	—	—
Renminbi Yuan & Bond Fund	2,095,737	—	—	—

Note 9

Recently Issued Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosure about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Supplemental Tax Information

For the fiscal year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	100.00%
Asia Focus Fund	89.48%
Asia Pacific Dividend Fund	73.97%
China & Hong Kong Fund	80.39%
Global Energy Fund	100.00%
Global Innovators Fund	100.00%
Inflation Managed Dividend FundTM	100.00%
Renminbi Yuan & Bond Fund	N/A

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2012:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Alternative Energy Fund	$230,397	$0.04	N/A	N/A
Asia Focus Fund	1,473,268	0.61	$166,207	$0.07
Asia Pacific Dividend Fund	283,314	0.79	19,574	0.05
China & Hong Kong Fund	4,802,825	0.94	239,938	0.05
Global Energy Fund	N/A	N/A	N/A	N/A
Global Innovators Fund	N/A	N/A	N/A	N/A
Inflation Managed Dividend FundTM	N/A	N/A	N/A	N/A
Renminbi Yuan & Bond Fund	N/A	N/A	N/A	N/A

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Guinness Atkinson Funds
Woodland Hills, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund, Global Innovators Fund, Renminbi Yuan & Bond Fund and Inflation Managed Dividend Fund (the "Funds"), each a series of shares of the Guinness Atkinson Funds, as of December 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Renminbi Yuan & Bond Fund the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period June 30, 2011 (commencement of operations) to December 31, 2011, and for Inflation Managed Dividend Fund the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 30, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2013

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Unless otherwise noted, each Trustee and officer's address is 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds' Statement of Additional Information which is available, without charge, upon request by calling toll-free, 1-800-915-6565 or by visiting the Funds' website at www.gafunds.com.

Name and Age	Position(s) Held with Trust†	Year Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Non-Interested Trustees
Dr. Gunter Dufey (72)	Trustee	1994	Executive Director of Education Exchange Ltd., a consulting firm since 2010. Professorial Fellow, Nanyang Technological University (Singapore) since 2005. Professor (Emeritus) of Ross School at The University of Michigan, where he served from 1968 to 2002.	8	Independent director, various subsidiaries of Ally Financial Inc. (formerly GMAC) in the United States and Canada.
James I. Fordwood (65)	Trustee	1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998.	8	None
Dr. Bret A. Herscher (54)	Trustee	1994	Vice President of Minnow Medical, a company that develops medical devices for treating peripheral artery disease since 2009. President of Pacific Consultants, a technical and technology management consulting company serving the electronic industry and venture capital community that he co-founded, from 1996 to 2007.	8	None
J. Brooks Reece, Jr. (65)	Trustee and Chairman	1994	Vice President of Adcole Corp., a manufacturer of precision measuring machines and sun angle sensors for space satellites since 1984. President of Adcole Far East Ltd. since 2008. Executive Director of Adcole Measuring Equipment Shanghai Co. Ltd., since 2004.	8	None

Name and Age	Position(s) Held with Trust†	Year Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
Timothy W.N. Guinness* 14 Queen Anne's Gate London, England SW1H 9AA U.K. (64)	Trustee	1998	Chairman/CIO of Guinness AtkinsonTM Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment advisor in London, since 2003. Director of Guinness Capital Management Ltd. since 2010. Director of SR Europe Investment Trust Plc since 2001. Director of Atlantis Japan Growth Fund Ltd., since 2002. Non-Executive Director of Quayle Munro since 2007. Non-Executive Director of Brompton Bicycle Ltd., since 2000.	8	None
Officers
James Atkinson (55)	President	2003

Chief Executive Officer and Director of Guinness AtkinsonTM Asset Management since November 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since November 2001.

				N/A	N/A
Ashley Atkinson (29)	Vice President	2012

Compliance Manager and Operations Manager of Guinness AtkinsonTM Asset Management since 2011. Part-time compliance assistant at Guinness AtkinsonTM Asset Management since 2010. Earned Juris Doctor degree at Southwestern University School of Law from 2006 to 2009. Volunteer at the Los Angeles City Attorney's office in 2009 and 2010. California bar member since 2010

				N/A	N/A

*  "Interested person" (as defined in the 1940 Act) of the Funds because of his affiliation with the Funds' Advisor, Guinness Atkinson Asset Management, Inc.

Name and Age	Position(s) Held with Trust†	Year Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ann E. Edgeworth (51)	Chief Compliance Officer	2013	Director, Foreside Compliance Services, from November 2010 to present. From 2004 to 2010, Vice President, Compliance Advisory Services, State Street/Investors Bank & Trust.	N/A	N/A
Rita Dam (46)	Treasurer	2009	Vice President, Mutual Fund Administration Corp. since 2006.	N/A	N/A
Joy Ausili (46)	Secretary and Assistant Treasurer	2009	Vice President, Mutual Fund Administration Corp. since 2006.	N/A	N/A
Sardjono Kadiman (37)	Assistant Treasurer	2009	Assistant Vice President, Mutual Fund Administration Corp. (2008-present); Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001-2008).	N/A	N/A
Lyna Phan (37)	Assistant Treasurer	2011	Assistant Vice President, Mutual Fund Administration Corp. (2010-present); Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2005-2010).	N/A	N/A

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095
Inflation Managed Dividend FundTM	402031 80 1	GAINX	1092
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-915-6565.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$140,300	$124,400
Audit-Related Fees	N/A	N/A
Tax Fees	$21,700	$21,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	FYE 12/31/2012	FYE 12/31/2011
Non-Audit Related Fees
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed March 10, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/8/13

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	3/7/13